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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ZIMMER HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
YOUR VOTE IS IMPORTANT
PROXY STATEMENT
ANNUAL MEETING AND PROXY SOLICITATION INFORMATION
VOTING SECURITIES
PRINCIPAL STOCKHOLDERS
SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
PLAN BENEFITS
INDEPENDENT ACCOUNTANTS
2004 PROXY PROPOSALS
INCORPORATION BY REFERENCE
Appendix A
Appendix B
Appendix C
Appendix D

ZIMMER HOLDINGS, INC.

345 East Main Street
Warsaw, Indiana 46580

March 24, 2003

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Zimmer Holdings, Inc. at the Chicago Marriott Downtown, 540 North Michigan Avenue, Chicago, Illinois on Tuesday, May 13, 2003, at 9:00 a.m.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be transacted at the meeting and provides other information about the company that you should know when you vote your shares.

     The principal business of the Annual Meeting will be the election of one director, approval of the Zimmer Holdings, Inc. 2001 Stock Incentive Plan, approval of the Zimmer Holdings, Inc. Executive Performance Incentive Plan, approval of a proposed amendment to the Zimmer Holdings, Inc. TeamShare Stock Option Plan and consideration of two stockholder proposals. We will also review the status of the company’s business.

     It is important that your shares be represented whether or not you attend the meeting. Registered stockholders can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services appear on the proxy card. You can also vote your shares by marking your votes on the proxy card, signing and dating it and mailing it promptly using the envelope provided.

     We have provided space on the proxy card for comments. We urge you to use it to let us know your feelings about the company or to bring a particular matter to our attention. If you hold your shares through an intermediary, please feel free to write directly to us.

J. Raymond Elliott
Chairman, President and Chief Executive Officer

Zimmer Holdings, Inc.
345 East Main Street
Warsaw, Indiana 46580

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders will be held at the Chicago Marriott Downtown, 540 North Michigan Avenue, Chicago, Illinois on Tuesday, May 13, 2003, at 9:00 a.m. for the following purposes as set forth in the accompanying Proxy Statement:

•	to elect one director;

•	to approve the current Zimmer Holdings, Inc. 2001 Stock Incentive Plan;

•	to approve the current Zimmer Holdings, Inc. Executive Performance Incentive Plan;

•	to approve a proposed amendment to the Zimmer Holdings, Inc. TeamShare Stock Option Plan which increases from 1,000,000 to 3,000,000 the total number of shares of stock subject to issuance under the plan;

•	to consider and vote on two stockholder proposals; and

•	to transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the company’s common stock at the close of business on March 17, 2003, will be entitled to vote at the meeting.

By Order of the Board of Directors

David C. Dvorak
Secretary

Dated: March 24, 2003

YOUR VOTE IS IMPORTANT

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

IF YOU DO NOT ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, YOUR VOTE WILL NOT BE COUNTED UNLESS A PROXY REPRESENTING YOUR SHARES IS PRESENTED AT THE MEETING.

TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

(1)	GO TO THE WEBSITE SHOWN ON YOUR PROXY CARD AND VOTE VIA THE INTERNET;

OR

(2)	USE THE TELEPHONE NUMBER SHOWN ON YOUR PROXY CARD

(THIS CALL IS TOLL-FREE IN THE UNITED STATES);

OR

(3)	MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE.

IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE BY BALLOT.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

ZIMMER HOLDINGS, INC.

PROXY STATEMENT

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on May 13, 2003.

     This Proxy Statement is being sent to all stockholders of record as of the close of business on March 17, 2003 for delivery beginning March 24, 2003. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report should not be deemed to be part of this Proxy Statement.

Stockholders Entitled to Vote

     Holders of record of the company’s $0.01 par value common stock at the close of business on March 17, 2003 will be entitled to vote at the 2003 Annual Meeting. Each share is entitled to one vote on each matter properly brought before the meeting. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.

Proxies and Voting

     If you are a registered stockholder, you can simplify your voting and save the company expense by voting via the Internet or calling the toll-free number listed on the proxy card. Internet and telephone voting information is provided on the proxy card. A control number, located on the lower right of the proxy card, is designated to verify a stockholder’s identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the Internet or by telephone, please do not return a signed proxy card.

     If you choose to vote by mail, mark your proxy card enclosed with the Proxy Statement, date and sign it, and mail it in the postage-paid envelope. The shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the proxy card.
     If you are a beneficial stockholder, you must provide instructions on voting to your nominee holder.
     For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of director, “FOR” approval of the Zimmer Holdings, Inc. 2001 Stock Incentive Plan, “FOR” approval of the Zimmer Holdings, Inc. Executive Performance Incentive Plan, “FOR” approval of the proposed amendment to the Zimmer Holdings, Inc. TeamShare Stock Option Plan, and “AGAINST” the two stockholder proposals.
     The Board of Directors of Zimmer Holdings, Inc. knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.
     A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of a majority of the shares of stock present in person or by proxy and entitled to vote on the matter is required for approval of all other proposals.
     In accordance with the laws of the State of Delaware and the company’s Restated Certificate of Incorporation and By-Laws (1) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes “FOR” or “WITHHELD” are counted to determine the total number of votes cast; broker non-votes are not counted, and (2) for the

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

adoption of all other proposals, which are decided by a majority of the shares of stock of the company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; broker non-votes are not counted.

     If you are a registered stockholder and wish to give your proxy to someone other than the individuals named on the proxy card, you may do so by crossing out the names appearing on the proxy card and inserting the name of another person. The signed card must be presented at the meeting by the person you have designated on the proxy card. You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (1) by giving timely written notice of the revocation to the Secretary of the company; (2) by executing and delivering a proxy with a later date; or (3) by voting in person at the meeting.
     If you are a beneficial holder and wish to vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.
     Tabulation of proxies and the votes cast at the meeting will be conducted by an independent agent and certified to by independent inspectors of election. Any information that identifies the stockholder or the particular vote of a stockholder will be kept confidential.

Costs of Proxy Solicitation

     Employees of the company may solicit proxies on behalf of the Board of Directors through the mail, in person, and by telecommunications. The cost thereof will be borne by the company. In addition, management has retained Georgeson Shareholder Communications, Inc. to assist in soliciting proxies for a fee of $7,500, plus out-of-pocket expenses. The company will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

List of Stockholders

     In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 5:00 p.m., at our offices at 345 East Main Street, Warsaw, Indiana by contacting the Secretary of the company.

VOTING SECURITIES

     At the close of business on March 17, 2003, there were 196,256,041 shares of $0.01 par value common stock outstanding and entitled to vote.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of the common stock of the company as of February 14, 2003. Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power.

Name and Address	Total Number of	Percent
of Beneficial Owner	Shares Owned	of Class

FMR Corp.(1)	20,835,647	10.683%
82 Devonshire Street Boston, MA 02109

(1)	Based solely on information provided by FMR Corp. in an amended Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. Of the total shares reported, Fidelity Management & Research Company beneficially owns 20,000,262 shares; Fidelity Management Trust Company beneficially owns 518,609 shares; Strategic Advisers, Inc. beneficially owns 221,519 shares; Geode Capital Management, LLC beneficially owns 677 shares; and Edward C. Johnson 3d beneficially owns 94,580 shares. The reporting persons have sole power to dispose of 20,835,647 shares.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth, as of January 15, 2003, beneficial ownership of shares of common stock of the company by each director, each of the executives named in the Summary Compensation Table and all directors and executive officers as a group. Neither all directors and executive officers as a group nor any of the individuals named below beneficially owns greater than 1% of the outstanding shares of common stock.

     Unless otherwise noted, such shares are owned directly or indirectly with sole voting and investment power.

	Total		Shares		Deferred
	Shares		Acquirable in		Share
Name	Owned(1)		60 Days(2)		Units

J. Raymond Elliott	498,253		432,647		0
Larry C. Glasscock	53,493	(3)	51,835	(4)	1,618	(5)
Regina E. Herzlinger, D.B.A.	52,784	(6)	51,126	(4)	1,618	(5)
John L. McGoldrick	63,097	(7)	50,000	(4)	1,618	(5)
Augustus A. White, III, M.D., Ph.D.	51,618		50,000	(4)	1,618	(5)
Sam R. Leno	120,125		69,023		0
Bruce E. Peterson	227,591		197,372		0
Bruno A. Melzi	74,040		63,035		0
David C. Dvorak	21,259		21,159		0
All directors and executive officers as a group (13 persons)	1,512,506		1,314,680		6,472

(1)	Includes direct and indirect ownership of shares, stock options that are currently exercisable and stock options that will be exercisable within 60 days of January 15, 2003, deferred share units and the following restricted shares, which are subject to vesting requirements: Mr. Elliott – 30,526; Mr. Leno – 50,904; Mr. Peterson – 12,105; Mr. Melzi – 11,005; and all directors and executive officers as a group – 122,155.

(2)	Includes stock options that are currently exercisable and stock options that will be exercisable within 60 days of January 15, 2003.

(3)	Includes 40 shares held in a trust with respect to which voting authority is shared with the trustee.

(4)	Includes shares underlying stock options granted to non-employee directors in three installments during 2001. Such options become fully exercisable on the third anniversary of the date of grant of the first installment, or upon the director’s retirement from the Board of Directors.

(5)	Amounts credited to directors’ accounts in the 2001 Deferred Compensation Plan for Non-Employee Directors as deferred share units that will be paid in shares of the Company’s common stock within 60 days after cessation of the individual’s service as a director.

(6)	Includes 40 shares owned jointly by Dr. Herzlinger and her spouse over which she exercises shared voting and investment power.

(7)	Includes 3,000 shares with respect to which Mr. McGoldrick shares dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, the company’s directors, executive officers and the beneficial holders of more than 10% of the company’s common stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our records and other information, the company believes that during 2002 all applicable Section 16(a) filing requirements were met, except that, due to administrative oversight, two late filings of Forms 4 were made for each of Mr. Glasscock, Dr. Herzlinger and Dr. White and one late filing of Form 4 was made for Mr. McGoldrick. Each of the late filings reported an accrual of deferred share units under our Deferred Compensation Plan for Non-Employee Directors.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

BOARD OF DIRECTORS

     The business of the company is managed under the direction of the Board of Directors. It has responsibility for establishing broad corporate policies and for the overall performance of the company. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. In 2002, there were nine meetings of the Board. During 2002, no director attended fewer than 75% of the total meetings of the Board of Directors and each of the committee(s) on which he or she served.

Committees of the Board

     The company’s Restated By-Laws specifically provide that the Board may delegate responsibility to committees. During 2002, the Board had four standing committees: an Audit Committee, a Compensation and Management Development Committee, a Governance Committee and a Science and Technology Committee. The membership of the Audit Committee, the Compensation and Management Development Committee and the Governance Committee is composed entirely of non-employee directors. In addition, the members of the Audit Committee are “independent” as that term is defined in the listing standards of the New York Stock Exchange. The membership of the Science and Technology Committee is composed of one non-employee director and two employee representatives, including the company’s chief scientific officer.

     In 2002, the committees of the Board held a total of 20 meetings: the Audit Committee met seven times, the Compensation and Management Development Committee met six times, the Governance Committee met four times and the Science and Technology Committee met three times.
     The table below provides membership information for each Board committee.

Compensation
			and				Science
			Management				and
Name	Audit		Development		Governance		Technology

Larry C. Glasscock	X	*	X
Regina E. Herzlinger, D.B.A.	X		X		X	*
John L. McGoldrick			X	*
Augustus A. White, III, M.D., Ph.D.	X		X				X	*

*	Chair

Audit Committee

     The principal functions of the Audit Committee include:

•	selecting, evaluating and, where appropriate, replacing the outside auditor;

•	preapproving all auditing services and permissible non-audit services provided to the company by the outside auditor;

•	reviewing with the outside auditor and with management the proposed scope of the annual audit, past audit experience, the company’s program for the internal examination and verification of its accounting records and the results of recently completed internal examinations;

•	reviewing any significant disagreements between management and the outside auditor in connection with the preparation of the financial statements; and

•	discussing the quality and adequacy of the company’s internal controls with management, the internal auditors and the outside auditor.

     The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter currently in effect is attached as Appendix A to this Proxy Statement.
     The report of the Audit Committee appears on page 5.

Compensation and Management Development Committee

     The duties of the Compensation and Management Development Committee include:

•	administering the company’s annual incentive, long-term incentive and stock option plans;

•	adopting and reviewing major compensation plans;

•	adopting and reviewing the company’s management development programs and procedures; and

•	approving compensation of executive officers and certain senior management.

     The report of the Compensation and Management Development Committee appears on pages 8-9.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Governance Committee

     The duties of the Governance Committee include:

•	developing criteria for selection of non-employee directors;

•	reviewing director candidates suggested by stockholders in accordance with the procedures contained in the company’s Restated By-Laws (see “2004 Proxy Proposals” for more information on these procedures);

•	recommending director candidates to the Board of Directors;

•	periodically reviewing both employee and non-employee director performance; and

•	monitoring the company’s performance in environmental, safety and health areas as it affects employees, communities and customers.

Science and Technology Committee

     The duties of the Science and Technology Committee include:

•	advising the Board on matters involving the company’s new science and advanced technology programs, including major internal projects, interactions with academic and independent research organizations and the acquisition of technologies; and

•	reviewing and recommending to the Board major technology positions and strategies relative to emerging concepts of therapy, new trends in healthcare, and changing market requirements.

Audit Committee Report

     The Audit Committee is responsible for overseeing and monitoring the quality of the company’s accounting and auditing practices. Management is responsible for planning and conducting audits and ensuring that the company’s financial statements are prepared in accordance with generally accepted accounting principles.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management has represented to the Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
     On July 30, 2002, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) was signed into law. On March 11, 2003, the Audit Committee met with representatives of management, internal legal counsel and independent accountants. During that meeting, the Audit Committee furthered its understanding of the provisions of Sarbanes-Oxley. The Audit Committee also reviewed processes that are already in place as well as those that will be implemented to comply with the requirements of Sarbanes-Oxley as they become effective.
     Further, the Audit Committee has received written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1, as amended to date, and has discussed with the independent accountants their independence from management. The Committee has also considered whether the independent accountants’ provision of information technology and other non-audit services is compatible with their independence.
     Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.
     The Committee has also confirmed there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently.

Audit Committee

Larry C. Glasscock, Chair
Regina E. Herzlinger, D.B.A.
Augustus A. White, III, M.D., Ph.D.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Compensation of Directors

     Non-employee directors of the company receive an annual retainer of $50,000 and an additional fee of $1,500 for attending each Board meeting, each Board committee meeting not held on the same day as a Board meeting and the Annual Meeting of Stockholders. Each non-employee director also receives 500 deferred share units at each Annual Meeting of Stockholders and committee chairs receive an annual fee of $5,000. At the end of each calendar quarter, non-employee directors are paid one-fourth of their annual retainers and committee chair annual fees and fees for attending Board and committee meetings held during the quarter. The company also provides non-employee directors with travel accident insurance when on company business.

     Under the provisions of the Zimmer Holdings, Inc. 2001 Deferred Compensation Plan for Non-Employee Directors, the company requires that 50% of the annual retainer be deferred and credited to a deferred compensation account in the form of deferred share units, the value of which account is determined by the value of company common stock, until certain ownership guidelines are attained. Non-employee directors may elect to defer receipt of compensation in excess of their mandatory deferral. They also may elect to convert all or a portion of their remaining annual retainer into stock options using a ratio of an option to purchase three shares of common stock for each share unit the director would have received if he or she had elected to defer such compensation. Any such stock options generally will become fully exercisable on the last day of the calendar year in which the options are granted if the director continues as a non-employee director of the company. Deferred share units are immediately vested and payable upon separation from service.
     The Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors provides that non-employee directors may receive stock options, restricted stock and restricted stock units. No director received an award under this plan during 2002, except two directors who elected to convert to stock options the portion of their annual retainer not subject to mandatory deferral that they had previously deferred as deferred share units pursuant to the Zimmer Holdings, Inc. 2001 Deferred Compensation Plan for Non-Employee Directors.

Directors and Nominee

     The Board of Directors is divided into three classes whose terms expire at successive annual meetings. One director will be elected at the Annual Meeting to serve for a term expiring in 2006. The nominee for director named below is currently a director of the company. After the election of one director at the meeting, the company will have five directors, including the four directors whose present terms extend beyond the meeting. In the interim between Annual Meetings, the Board has the authority to increase or decrease the size of the Board and fill vacancies. Listed first below is the nominee for election, followed by the directors whose terms expire in 2004 and 2005, with information including their principal occupation and other business affiliations, the year each was first elected as a director, the Board committee memberships of each and each director’s age.

Nominee for Director: 2003 – 2006 Term

Augustus A. White, III, M.D., Ph.D. Director Since 2001
Master of the Oliver Wendell Holmes Society, Harvard Medical School; Professor of Orthopaedic Surgery at the Harvard Medical School and the Harvard-MIT Division of Health Sciences and Technology; and Orthopaedic Surgeon-in-Chief, Emeritus, at the Beth Israel Deaconess Medical Center in Boston. He previously served as the Chief of Spine Surgery at Beth Israel and is Director of the Daniel E. Hogan Spine Fellowship Program. He is a graduate of the Stanford University Medical School, holds a Ph.D. from the Karolinska Institute in Stockholm and an A.B. from Brown University, and graduated from the Advanced Management Program at the Harvard Business School. Dr. White is a recipient of the Bronze Star, which he earned while stationed as a Captain in the U.S. Army Medical Corps in Vietnam. He is an internationally known and widely published authority on biomechanics of the spine, fracture healing and surgical and non-surgical care of the spine. He is nationally recognized for his work in medical education, diversity, and issues of health care disparities. Dr. White is a director of Orthologic Corp. Board Committees: Audit Committee, Compensation and Management Development Committee and Science and Technology Committee (Chair). Age 66.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Continuing Directors Whose Present Terms Expire in 2004

Larry C. Glasscock, Director Since 2001
President and Chief Executive Officer of Anthem Insurance Companies, Inc. (“Anthem Insurance”), the Blue Cross and Blue Shield licensee for Indiana, Kentucky, Ohio, Connecticut, New Hampshire, Maine, Colorado, Nevada and Virginia, since October 1999 and President and Chief Executive Officer of Anthem, Inc., the publicly-held parent of Anthem Insurance, since July 2001. Mr. Glasscock joined Anthem Insurance in April 1998 as Senior Executive Vice President and Chief Operating Officer. He was named President and Chief Operating Officer in April 1999. Prior to joining Anthem Insurance, Mr. Glasscock served as Chief Operating Officer of CareFirst, Inc. from January through April 1998 and he served as President and Chief Executive Officer of Group Hospitalization & Medical Services, Inc., which did business as Blue Cross and Blue Shield of the National Capital Area, from September 1993 to January 1998. From 1991 to 1993, he served as President, Chief Operating Officer and Director of First American Bank, N.A. Mr. Glasscock is a director of Anthem, Inc. Board Committees: Audit Committee (Chair) and Compensation and Management Development Committee. Age 54.

John L. McGoldrick, Director Since 2001
Executive Vice President and General Counsel of Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) since January 2000; Senior Vice President, General Counsel and President, Medical Devices Group from December 1998 to January 2000 and Senior Vice President and General Counsel from 1995 to December 1998. Senior director of the Board of the New Jersey Transit Corporation and member of the board of the Advanced Medical Technology Association (AdvaMed), the medical device industry’s trade association (1998-2002). He has served on several governmental reform commissions in New Jersey. He is an invited participant of The Aspen Institute on the World Economy and the World Economic Forum (Davos). Before joining Bristol-Myers Squibb, Mr. McGoldrick was a senior partner and executive committee member of the law firm of McCarter & English. He is a graduate of Harvard College and the Harvard Law School. Board Committees: Compensation and Management Development Committee (Chair). Age 62.

Continuing Directors Whose Present Terms Expire in 2005

J. Raymond Elliott, Director Since 2001
Chairman, President and Chief Executive Officer of the company since August 6, 2001. President, Chief Executive Officer and Director since March 20, 2001. Mr. Elliott was appointed President of Zimmer, Inc., the company’s predecessor, in November 1997. Mr. Elliott has approximately 30 years of experience in orthopaedics, medical devices and consumer products. Prior to joining Zimmer, Inc., he served as President and Chief Executive Officer of Cybex, Inc., a publicly traded medical rehabilitation and cardiovascular products company, from September 1995 to June 1997, and previously as President and Chief Executive Officer of J.R. Elliott & Associates, a privately held M&A firm. During this time, Mr. Elliott successfully completed several M&A and turnaround projects for the federal government and numerous healthcare firms, including the role of Chairman and Chief Executive Officer for Cablecom Inc. Mr. Elliott has also served as Chairman and President of various divisions of Southam, Inc., a communications group, and as Group President of food and beverage leader John Labatt, Inc. (now Interbrew Corp.). He began his career in the healthcare industry with American Hospital Supply Corporation (later Baxter International), where he gained 15 years experience in sales, marketing, operations, business development and general management, leading to his appointment as President of all Far East divisions, based in Tokyo, Japan. Mr. Elliott has served as a director on more than 15 business-related boards in the U.S., Canada, Japan and Europe and has served on three occasions as Chairman. He is currently a director of the State of Indiana Workplace Development Board and a trustee of the Orthopaedic Research and Education Foundation (“OREF”). He is a member of the board of directors and chair of the orthopaedic sector of AdvaMed. He holds a bachelor’s degree from the University of Western Ontario, Canada. Age 53.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Continuing Directors Whose Present Terms Expire in 2005 (continued)

Regina E. Herzlinger, D.B.A., Director Since 2001
The Nancy R. McPherson Professor of Business Administration Chair at the Harvard Business School. She was the first woman to be tenured and chaired at Harvard Business School and the first to serve on a number of corporate boards. She has written many articles and books in the fields of management control and healthcare. Her research has been profiled in industry journals and business publications such as The Wall Street Journal, The Economist, and Fortune and has been recognized for excellence by the American College of Healthcare Executives three times. Managed Healthcare has named her as one of healthcare’s top ten thinkers. Dr. Herzlinger received her Bachelor’s Degree from Massachusetts Institute of Technology and her Doctorate from the Harvard Business School. Dr. Herzlinger is a director of C.R. Bard, Inc. and Noven Pharmaceuticals, Inc. Board Committees: Audit Committee, Compensation and Management Development Committee and Governance Committee (Chair). Age 59.

EXECUTIVE COMPENSATION

Compensation and Management Development Committee Report

Compensation Philosophy

     The company’s compensation philosophy is to make a financial investment in people who will deliver the innovative solutions necessary for the company to become the global leader in products that enhance the quality of life for orthopaedic patients. The company’s compensation program is intended to deliver cash, annual incentive and long-term compensation at levels competitive with other companies in the medical device and biotech industry as well as other competitors for talent generally. The company encourages and recognizes superior performance. Annual incentive and long-term incentive programs provide a significant additional compensation opportunity based upon the achievement of performance objectives. To complete the total compensation package and to reward employees who demonstrate their commitment to achieving our business objectives, the company also provides a comprehensive package of health, welfare and retirement benefit programs.

Compensation Components

     The major components of compensation are the same for executives and other employees. All executives and employees receive a salary, annual incentive opportunities, stock option grants and health, welfare and retirement benefits. The Committee periodically reviews the elements of compensation with the help of a major international compensation and benefits consulting firm. A review of executive salaries, bonus and long-term compensation was completed in December 2002. Based on this review, the Committee concluded that executive salaries, annual incentive targets and long-term incentive programs were competitive for a company of its current sales size. As a result, there were no significant changes to the compensation program for 2003. The executive officers received a stock option grant in January 2003 based on the guidelines that were in place for the 2002 grant. All management employees were reviewed for a stock option grant in January 2003. A broad-based stock option grant for employees is considered for August 7 of each year to commemorate the company’s birth date as an independent company. The broad-based grant is intended to allow employees to continue to be rewarded based on value delivered to stockholders.

     The Executive Performance Incentive Plan provides an incentive for management to enhance stockholder value by meeting current year earnings expectations. The plan provides that 50% of the award will be based on the achievement of an earnings-per-share target. The remaining 50% will be based on achieving revenue, profitability and cash flow targets related to an employee’s area of responsibility.
     The Committee believes that the company’s compensation program, with its emphasis on long-term compensation, focuses the efforts of executives and employees on the attainment of a sustained high rate of company growth and profitability for the benefit of the company’s stockholders.

CEO Compensation

     The compensation for Mr. Elliott was adjusted for a merit increase on April 1, 2002 based on the average increase granted to salaried employees on that date. The merit increase adjustment was 3%. In addition, Mr. Elliott’s salary was adjusted to include the value that had been delivered through the executive car program and a club membership. These executive perquisites were eliminated for all executives, including Mr. Elliott, during 2002 based on a decision by the Compensation Committee of the Board of Directors. The Committee specifically reaffirmed that no loans would be provided to members

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

of management. Based on the Committee’s review of current data on CEO compensation, Mr. Elliott’s compensation was found to be competitive at his current salary level of $650,000 with an annual bonus target of 100% of salary.

     In January 2002, Mr. Elliott was granted 450,000 stock options consisting of a 250,000 option annual grant and an additional one-time grant of 200,000 options and 20,000 shares of restricted stock. The special grants were to bring his long-term incentive compensation to a level consistent with CEOs of other companies in our industry. In January 2003, the Committee granted Mr. Elliott 279,000 options as part of his annual compensation program. This grant also recognized his contribution to the superior performance of the company and provided further alignment with stockholders’ interest for future increases in stock value.

Deductibility of Compensation Over $1 Million

     U.S. federal income tax law disallows a deduction for certain compensation paid in excess of $1 million to the five executive officers listed in the Summary Compensation Table in this proxy statement. However, performance-based compensation is fully deductible if the programs are approved by stockholders and meet certain other requirements. The company has taken steps to ensure the deductibility of payments under the Executive Performance Incentive Plan and the 2001 Stock Incentive Plan. In order to maintain the deductibility of payments under both plans, the plans must be approved by the stockholders at the Annual Meeting.

Compensation and Management Development Committee

John L. McGoldrick, Chair
Larry C. Glasscock
Regina E. Herzlinger, D.B.A.
Augustus A. White, III, M.D., Ph.D.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Executive Officer Compensation Tables and Notes

     The following tables set forth information regarding compensation paid to our Chief Executive Officer and each of our four other most highly compensated executive officers based on salary and bonus earned during 2002.

     Prior to our separation from Bristol-Myers Squibb on August 6, 2001, we were a wholly-owned subsidiary of Bristol-Myers Squibb with no material activities as a separate corporate entity. Accordingly, prior to the separation, the compensation of certain of the individuals named below was determined in accordance with policies established by Bristol-Myers Squibb.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation

						Awards		Payouts

		Annual Compensation					Securities
						Restricted	Underlying
				Other		Stock	Options/	LTIP		All Other
		Salary	Bonus	Annual		Awards	SARS	Payouts		Compensation
Name/Title/Year	Year	($)	($)	Compensation		($)(1)	(#)(2)	($)		($)

J. Raymond Elliott	2002	625,708	1,006,607	–		604,600	450,000	–		28,156	(3)
Chairman, President and	2001	547,399	690,678	–		300,000	404,685	–		–
Chief Executive Officer	2000	348,096	213,073	–		–	118,758	100,000	(4)	15,664

Sam R. Leno	2002	437,308	422,111	45,598	(5)	–	100,000	–		81,499	(6)
Senior Vice President and	2001	181,923	167,958	–		1,306,000	176,092	–		23,114
Chief Financial Officer	2000	–	–	–		–	–	–		–

Bruce E. Peterson	2002	311,288	300,471	–		302,300	100,000	–		14,007	(7)
President – Americas	2001	263,956	199,569	–		60,000	129,650	–		10,914
	2000	223,149	97,068	–		–	35,429	–		10,042

Bruno A. Melzi	2002	302,952	243,644	–		269,047	85,000	–		–
President – Europe	2001	255,526	181,817	–		60,000	104,457	–		–
	2000	179,870	58,552	–		–	25,350	–		25,506

David C. Dvorak	2002	278,654	268,971	28,926	(5)	–	50,000	–		38,508	(8)
Senior Vice President, Corporate Affairs,	2001	15,865	–	–		–	34,635	–		–
General Counsel and Secretary	2000	–	–	–		–	–	–		–

(1)	The number and market value of shares of restricted stock held by each of these executives at December 31, 2002, based upon the closing price of company common stock as reported by the New York Stock Exchange of $41.52, were: Mr. Elliott – 30,526 and $1,267,440; Mr. Leno – 50,904 and $2,113,534; Mr. Peterson – 12,105 and $502,600; Mr. Melzi – 11,005 and $456,928; and Mr. Dvorak – 0 and $0.

(2)	Includes options granted prior to the separation with respect to Bristol-Myers Squibb common stock. The amounts shown with respect to such options represent the number of shares of the company’s common stock resulting from the replacement on August 7, 2001 of each Bristol-Myers Squibb award with an option to acquire company common stock which was intended to preserve the economic value of the options at the time of the separation. The number of shares of the company’s common stock covered by replacement options was calculated by multiplying the number of shares of Bristol-Myers Squibb common stock under the original options by a factor of 2.03614, and the exercise price of the options was decreased by dividing the original exercise price by the same factor.

(3)	Consists of matching contributions to the Zimmer Holdings, Inc. Savings and Investment Program and the Benefits Equalization Plan for the Zimmer Holdings, Inc. Savings and Investment Program of $8,780 and $19,376, respectively.

(4)	Represents payouts by Bristol-Myers Squibb from long-term performance awards granted in 1998 and earned over the three-year performance period from 1998 through 2000. The payouts were based on total stockholder return ranking versus peer companies of Bristol-Myers Squibb. The awards were paid at 80% of target.

(5)	Consists of amounts reimbursed for payment of taxes.

(6)	Consists of matching contributions to the Zimmer Holdings, Inc. Savings and Investment Program and the Benefits Equalization Plan for the Zimmer Holdings, Inc. Savings and Investment Program of $6,767 and $10,679, respectively, and $64,053 paid in connection with a relocation.

(7)	Consists of matching contributions to the Zimmer Holdings, Inc. Savings and Investment Program and the Benefits Equalization Plan for the Zimmer Holdings, Inc. Savings and Investment Program of $8,780 and $5,227, respectively.

(8)	Consists of matching contributions to the Zimmer Holdings, Inc. Savings and Investment Program and the Benefits Equalization Plan for the Zimmer Holdings, Inc. Savings and Investment Program of $3,245 and $3,539, respectively, and $31,724 paid in connection with a relocation.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants

	Number of	% of Total
	Securities	Options/SARS	Exercise
	Underlying	Granted to	or Base		Grant Date
	Options/SARS	Employees in	Price(2)	Expiration	Present
Name	Granted(#)(1)	Fiscal Year	($/SH)	Date	Value($)(3)

J. Raymond Elliott	450,000	24.6%	$30.19	01/01/12	$4,783,500
Sam R. Leno	100,000	5.5%	$30.19	01/01/12	$1,063,000
Bruce E. Peterson	100,000	5.5%	$30.19	01/01/12	$1,063,000
Bruno A. Melzi	85,000	4.6%	$30.19	01/01/12	$903,550
David C. Dvorak	50,000	2.7%	$30.19	01/01/12	$531,500

(1)	Individual grants vest in installments of 25% per year on each of the first through the fourth anniversaries of the grant date.

(2)	All options were made at 100% of fair market value as of the date of the grant.

(3)	In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option. Accordingly, there is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the company’s stock price. The Black-Scholes ratios were determined using the following assumptions: a volatility of 30.3%, a historic average dividend yield of 0.00%, a risk-free interest rate of 4.6% on the grant date and a five year expected life. Additionally, award values are adjusted to reflect the impact of forfeiture risk due to vesting criteria.

AGGREGATED OPTIONS/ SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/ SAR VALUES(1)

			Number of Securities		Value of Unexercised
			Underlying Unexercised		“In the Money”
			Options/SARS at		Options/SARS at
	Shares		Fiscal Year-End(#)		Fiscal Year-End($)(2)
	Acquired	Value
Name	on Exercise(3)	Realized($)(3)	Exercisable	Unexercisable	Exercisable	Unexercisable(4)

J. Raymond Elliott	–	–	267,652	883,954	$3,958,589	$10,391,480
Sam R. Leno	–	–	44,023	232,069	$665,967	$3,130,898
Bruce E. Peterson	–	–	145,155	242,398	$2,653,695	$2,964,427
Bruno A. Melzi	7,788	110,724	58,881	199,499	$705,254	$2,401,648
David C. Dvorak	–	–	8,659	75,976	$80,659	$808,466

(1)	All options were granted at 100% of fair market value. Optionees may satisfy the exercise price by submitting other shares owned for at least six months and/or cash. Minimum income tax withholding obligations may be satisfied by electing to have the company withhold shares otherwise issuable under the option with a fair market value equal to such obligations.

(2)	The closing price of the company’s common stock as reported by the New York Stock Exchange on December 31, 2002 was $41.52. Value is calculated on the basis of the difference between the exercise price and $41.52, multiplied by the number of shares of the company’s common stock underlying “in-the-money” options.

(3)	Value realized is calculated on the basis of the difference between the exercise price and the closing price of the company’s common stock as reported by the New York Stock Exchange on the date of exercise, multiplied by the number of shares of the company’s common stock underlying the options exercised.

(4)	For Messrs. Elliott, Peterson and Melzi, the value of “Unexercisable” stock options includes the year-end value of stock options which have price thresholds for exercisability above the exercise price. They may exercise these options and potentially realize the portion of the listed value relating to these stock options once those price thresholds are attained.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Pension Benefits

     Most of our U.S. non-union employees, including executive officers, are participants in the Zimmer Holdings, Inc. Retirement Income Plan, a non-contributory pension plan. We have also adopted a non-contributory supplemental pension plan. Our retirement income plan and supplemental pension plan provide all Zimmer participants with credit for their service years with Bristol-Myers Squibb. Benefits payable under our plans will be offset by the value of benefits payable to participants under the Bristol-Myers Squibb plans.

     The following is a summary of the terms of our retirement income plan and our supplemental pension plan as those plans apply to management employees, including individuals named in the Summary Compensation Table.
     Participants are given full credit under our retirement income plan for service and compensation accrued under the Bristol-Myers Squibb plan. Under our retirement income plan, pension benefits are determined by final average annual compensation, where annual compensation is the sum of a participant’s annualized base salary as of the last day of the year and any bonus payments received in such year. The amounts shown in the columns labeled “Salary” and “Bonus” in the Summary Compensation Table for a given year reflect the dollar value of base salary and bonus earned during such year. The normal retirement benefit will equal 2% (1.5% for individuals who first became participants after September 2, 2002) of final average pay times years of service (up to a maximum of 40 years) minus 1/70th of estimated primary Social Security benefit at age 65 times years of service (up to a maximum of 40 years). Normal retirement age is 65. Participants will also be able to retire beginning at age 55, if they have at least 10 years of service, and begin to receive benefits at that time. The early retirement benefit will be calculated in the same manner as the normal retirement benefit, except that the accrued benefits will be reduced based on the participant’s age at the time of retirement. A participant with ten years of service will be able to receive 100 percent of the benefit at retirement between ages 60 and 65. Benefits payable under our retirement income plan will be offset by the value of benefits payable to the recipient under the Bristol-Myers Squibb plan.
     Federal laws place limitations on compensation amounts that may be included under our retirement income plan. Pension amounts based on our retirement income plan formula which exceed the applicable limitations will be paid under the Benefit Equalization Plan of the Zimmer Holdings, Inc. Retirement Income Plan. In addition, under the benefit equalization plan, participants will receive recognition for years of service in excess of 40, if any, and annual compensation for a given year will include any bonus amounts earned (rather than paid) for such year. The purpose of this benefit equalization plan is to provide benefits for certain employees participating in our retirement income plan whose funded benefits under that plan are or will be limited by application of the Employee Retirement Income Security Act of 1974, as amended (ERISA) and the Internal Revenue Code of 1986, as amended (the “Code”). Our benefit equalization plan is intended to be an “excess benefit plan,” as that term is defined under ERISA with respect to those participants whose benefits under our retirement income plan have been limited by Section 415 of the Code, and a “top hat” plan meeting the requirements of the appropriate sections of ERISA with respect to those participants whose benefits under our retirement income plan have been limited by Section 401(a)(17) of the Code. As with the retirement income plan, benefits payable under the benefit equalization plan will be offset by the value of benefits payable to the recipient under the Bristol-Myers Squibb plan.
     The following tables set forth the aggregate annual benefit payable upon retirement at normal retirement age for each level of remuneration specified at the listed years of service. Table I applies to individuals who first became participants in our plans on or before September 2, 2002, including each of the executive officers named in the Summary Compensation Table. Table II applies to individuals who first became participants in our plans after September 2, 2002.

PENSION PLAN TABLES

Table I

(2% formula)

	Years of Service

Remuneration	15	20	25	30	35

$200,000	$60,000	$80,000	$100,000	$120,000	$140,000
500,000	150,000	200,000	250,000	300,000	350,000
1,000,000	300,000	400,000	500,000	600,000	700,000
1,500,000	450,000	600,000	750,000	900,000	1,050,000
2,000,000	600,000	800,000	1,000,000	1,200,000	1,400,000

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Table II

(1.5% formula)

	Years of Service

Remuneration	15	20	25	30	35

$200,000	$45,000	$60,000	$75,000	$90,000	$105,000
500,000	112,000	150,000	187,500	225,000	262,500
1,000,000	225,000	300,000	375,000	450,000	525,000
1,500,000	337,000	450,000	562,000	675,000	787,500
2,000,000	450,000	600,000	750,000	900,000	1,050,000
     Benefit amounts shown are straight-life annuities before the deduction for Social Security benefits. As of December 31, 2002, the executive officers named in the Summary Compensation Table had the following years of credited service for pension plan purposes: Mr. Elliott – 11.00 years; Mr. Leno – 2.00 years; Mr. Peterson – 10.18 years; and Mr. Dvorak – 1.23 years.
     The company has granted Mr. Elliott additional age and service credit for purposes of calculating his pension benefits from the company and determining his eligibility for retiree health and life insurance benefits. For purposes of determining the extent of any early retirement pension subsidies, Mr. Elliott will be deemed to have attained age 55 as of August 6, 2001, the date of the separation from Bristol-Myers Squibb, and he will be entitled to those subsidies upon the commencement of his company pension benefits at or after his actual attainment of age 55. Also, for purposes of calculating the amount of his pension benefits and determining his eligibility for retiree health and life insurance benefits, Mr. Elliott will be deemed to have accumulated 10 years of service and 10 years of credited service with the company as of August 6, 2001. These additional pension benefits will be paid from the company’s general assets pursuant to the company’s supplemental pension plan or a similar unfunded, nonqualified pension benefit arrangement, and will be offset by the supplemental pension benefits paid to Mr. Elliott by Bristol-Myers Squibb. The additional pension benefits from the company will be paid at the same time and in the same form as the other supplemental benefits payable to Mr. Elliott under the company’s supplemental pension plan.

Retention Agreement

     Pursuant to a retention agreement entered into with Mr. Elliott in February 2001 in anticipation of the separation from Bristol-Myers Squibb, Mr. Elliott was awarded 17,544 phantom deferred share units. At the time of Mr. Elliott’s retirement or termination of employment, his units will be distributed to him in the form of a lump sum cash payment equal to the number of units awarded multiplied by the fair market value of company common stock at the time of his retirement or termination, plus the sum of any dividends credited on shares of company common stock from the date of the award to his retirement or termination date.

Change in Control Arrangements

     The company has entered into change in control agreements with thirteen executives including each of the executive officers named in the Summary Compensation Table in this proxy statement. The agreements are intended to provide for continuity of management in the event of a change in control of the company. By their terms, the agreements are in effect through December 31, 2003, and will be automatically extended, beginning on January 1, 2004, in one-year increments, unless either the company or the executive gives prior notice of termination or a change in control shall have occurred prior to January 1 of such year. If a change in control occurs during the term of the agreement, the agreement shall continue in effect for a period of not less than 36 (in the case of Mr. Elliott) or 24 (in the case of the other executives) months beyond the month in which such change in control occurred.

     The agreements provide that the executives could be entitled to certain severance benefits following a change in control of the company and termination of employment. Under each agreement, a change in control would include any of the following events: (1) a “person,” as defined in the Securities Exchange Act of 1934, as amended, acquires 20% or more of the combined voting power of the company’s then outstanding securities; (2) a majority of the company’s directors are replaced during a two-year period; or (3) the stockholders approve a merger or consolidation of the company (unless the stockholders of the company own 75% of the surviving entity) or approve a plan of complete liquidation of the company.
     If, following a change in control, the executive is terminated by the company for any reason other than for cause (as defined in the agreement), or death, or by the executive for good reason (as defined in the agreement), the covered executive would be entitled to a lump sum severance payment equal to three (in the case of Mr. Elliott), two (in the case of Messrs. Leno, Peterson, Melzi and Dvorak and two other executive officers, the “tier 2 executives”) or one (in the case of six other executives, the “tier 3 executives”) times the sum of the executive’s base salary and target bonus under the company’s

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Executive Performance Plan. In addition, the executive would receive a payout of any unpaid incentive compensation which has been allocated or awarded to the executive for the completed calendar year preceding the date of termination and a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to the executive for the current calendar year.

     Further, all outstanding stock options granted to the executive would become immediately vested and exercisable and all restrictions on restricted stock awards would lapse, unless otherwise provided for under a written stock award agreement. The executive would receive a cash amount equal to the unvested portion, if any, of the company’s matching contributions (and attributable earnings) credited to the executive under the Savings and Investment Program. The executive would receive a cash amount or the additional benefit to which the executive would have been entitled had he or she been fully vested and credited with three (Mr. Elliott), two (the tier 2 executives) or one (the tier 3 executives) additional years of service and age for the purpose of calculating his or her tax-qualified and nonqualified pension benefits. For a three (Mr. Elliott), two (the tier 2 executives) or one (the tier 3 executives)-year period after the date of termination, the executive would receive life and health insurance benefits and perquisites substantially similar to those that the executive is receiving immediately prior to the notice of termination. Thereafter, in the case of Mr. Elliott, the executive will be eligible to participate in the company’s retiree medical and dental plans.
     In the event that any payments made to Mr. Elliott or a tier 2 executive in connection with a change in control and termination of employment would be subject to excise tax as excess parachute payments under the Code, the company will “gross up” the executive’s compensation to fully offset such excise taxes provided the payments exceed 110% of the maximum total payment which could be made without triggering the excise taxes. If the aggregate parachute payments exceed such maximum amount but do not exceed 110% of such maximum amount, then the parachute payments would be automatically reduced so that no portion of the parachute payments is subject to excise tax and no gross-up payment would be made.
     In consideration for receiving one of these agreements, each executive signed an agreement not to work for any competitor of the company for a period of one year following termination. Also, to receive the severance benefits provided under the agreements, an executive must sign a general release of claims.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Performance Graph

     The following graph compares the performance of the company common stock for the periods indicated with the performance of the S&P 500 Stock Index and the S&P 500 Health Care Equipment Index.

Comparison of Cumulative Total Return

	August 7, 2001	December 31, 2001	December 31, 2002

Zimmer Holdings, Inc.	$100	$107	$146
S&P 500 Stock Index	$100	$ 96	$ 75
S&P 500 Health Care Equipment Index	$100	$115	$100

     Assumes $100 was invested on August 7, 2001 (the first date the company common stock was traded on the New York Stock Exchange) in company common stock and each index. Values are as of December 31 assuming dividends are reinvested. No cash dividends have been declared or paid on company common stock. Returns over the indicated period should not be considered indicative of future returns.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation and Management Development Committee during 2002 was an officer, employee or former officer of the company or had any relationship requiring disclosure herein pursuant to SEC regulations. No executive officer of the company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure under SEC regulations.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Equity Compensation Plan Information

     The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2002, including the 2001 Stock Incentive Plan, the TeamShare Stock Option Plan, the Stock Plan for Non-Employee Directors, the Deferred Compensation Plan for Non-Employee Directors, and the Independent Sales Representatives Deferred Annual Final Compensation and Equity Incentive Plan. The following table does not take into account the proposed increase in the number of shares subject to the TeamShare Stock Option Plan set forth in proposal 4. It also does not take into account our Employee Stock Purchase Plan, which was approved by stockholders in 2002 but which was not yet in effect as of December 31, 2002. As of January 1, 2003, an aggregate of 3,000,000 shares of Zimmer common stock were available for issuance under the Employee Stock Purchase Plan.

	A	B	C

			Number of securities
	Number of securities		remaining available for
	to be		future issuance under
	issued upon exercise of	Weighted-average exercise	equity compensation plans
	outstanding options,	price of outstanding options,	(excluding securities reflected
Plan Category	warrants and rights (#)	warrants and rights ($)	in column (A))(#)

Equity compensation plans approved	11,041,464 (3)	$26.51	4,885,916	(4)(5)(6)
by security holders(1)(2)
Equity compensation plans not approved	0	N/A	750,000
by security holders(7)
Total	11,041,464	$26.51	5,635,916

(1)	Consists of the 2001 Stock Incentive Plan, the TeamShare Stock Option Plan, the Stock Plan for Non-Employee Directors and the Deferred Compensation Plan for Non-Employee Directors.

(2)	The table does not take into account the Executive Performance Incentive Plan, which provides for the payment of incentive compensation to certain key executives of the company and which has been approved by security holders. The Compensation and Management Development Committee of the Board of Directors administers the plan and has adopted regulations requiring all payments with respect to awards under the plan be made in cash.

(3)	Includes 7,062,407 options granted prior to our separation from Bristol-Myers Squibb with respect to Bristol-Myers Squibb common stock which were replaced on August 7, 2001 with options to purchase Zimmer common stock. The replacement options were intended to preserve the economic value of the Bristol-Myers Squibb options at the time of the separation. The number of shares of our common stock covered by replacement options was calculated by multiplying the number of shares of Bristol-Myers Squibb common stock under the original options by a factor of 2.03614, and the exercise price of the options was decreased by dividing the original exercise price by the same factor. The weighted-average exercise price of the outstanding replacement options as of December 31, 2002 was $24.86.

(4)	The 2001 Stock Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, dividend equivalents, restricted stock, deferred stock units, performance units and performance shares. The maximum number of shares available for awards under the 2001 Stock Incentive Plan with respect to each calendar year is 1.9% of the outstanding shares of Zimmer common stock on January 1 of such year, plus shares from the prior year that were (a) available but not awarded; (b) subject to options or awards which terminated, expired or were canceled, forfeited, exchanged or surrendered without being exercised; tendered to pay the purchase price of options that were exercised; or retained or surrendered to satisfy tax withholding requirements under the plan.

(5)	The Stock Plan for Non-Employee Directors provides for the grant of stock options, restricted stock and restricted stock units. A maximum of 2,000,000 shares of Zimmer common stock is available for issuance pursuant to awards under the plan.

(6)	The Deferred Compensation Plan for Non-Employee Directors provides for the mandatory deferral of certain compensation payable to the company’s non-employee directors in the form of deferred share units. Such deferred share units are payable in shares of Zimmer common stock after cessation of the individual’s service as a director. The plan does not specify a maximum number of shares of Zimmer common stock that may be issued under the plan.

(7)	Consists of the Independent Sales Representatives Deferred Annual Final Compensation and Equity Incentive Plan, which is described below.
     The Independent Sales Representatives Deferred Annual Final Compensation and Equity Incentive Plan is an unfunded, deferred compensation plan for the company’s independent distributors. Participants may convert deferred compensation into stock option units or deferred stock units. A participant’s stock option units will be converted into deferred stock units upon the earlier of (1) the ten-year anniversary of the date of grant of the applicable stock option unit, or (2) the date of the termination of the participant’s distributor agreement. Upon a distribution event under the distributor agreement, deferred stock units will be converted into shares of common stock on a one-to-one basis in annual installments over a three-year period with each such annual conversion equal to one-third of the participant’s total deferred stock units. Participants may elect to receive distributions of their interest in the plan in annual installments over a period of three to ten years. The maximum number of shares of company common stock that may be issued under the plan in any year, together with any shares awarded under the 2001 Stock Incentive Plan and the TeamShare Stock Option Plan, may not exceed 1.9% of the shares of common stock outstanding as of January 1. In addition, the maximum number of shares that may be issued over the life of the plan is 750,000.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Proposal 1. Election of Director

     One director is to be elected at the meeting for a three-year term ending at the 2006 Annual Meeting. Augustus A. White, III, M.D., Ph.D., who is presently a director of the company, has been nominated by the Board of Directors for election at this Annual Meeting. The accompanying proxy will be voted for the Board of Directors’ nominee, except where authority to so vote is withheld. Should the nominee be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR.

Proposal 2. Approval of the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

     The Zimmer Holdings, Inc. 2001 Stock Incentive Plan (the “Stock Incentive Plan”) provides for the grant of the following types of equity-based awards to our officers and key employees during the five-year period following its adoption: incentive stock options, nonqualified stock options, stock appreciation rights, dividend equivalents, restricted stock, deferred stock units, performance units and performance shares. The number of persons currently eligible to participate in this plan is approximately 400.

     At the Annual Meeting, you are being asked to approve the Stock Incentive Plan so that awards will continue to be tax deductible as performance-based compensation under U.S. federal income tax law. Under U.S. federal income tax law, we cannot deduct certain compensation paid in excess of $1 million to the five executive officers named in the Summary Compensation Table. However, performance-based compensation is fully deductible if the plan under which such compensation is awarded is approved by the stockholders and meets certain other requirements. A new public company that has been spun off from a former parent need not obtain the required stockholder approval until the first regularly scheduled stockholders’ meeting that occurs more than 12 months after the company becomes a separate public company. Accordingly, you are being asked to approve the Stock Incentive Plan so that awards under the plan will continue to be tax deductible.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ZIMMER HOLDINGS, INC. 2001 STOCK INCENTIVE PLAN.

Summary of the Stock Incentive Plan

Purpose

     The purpose of the Stock Incentive Plan is to secure for the company and its stockholders the benefits of the incentive inherent in common stock ownership by officers and key employees who will be largely responsible for the company’s future growth and continued financial success. The plan provides long-term incentives in addition to current compensation to certain officers and key employees of the company and its subsidiaries who contribute significantly to the long-term performance and growth of the company.

Administration

     The Stock Incentive Plan is administered by the Board of Directors through the Compensation and Management Development Committee (the “Committee”), which is composed entirely of non-employee directors who are intended to meet the criteria of “outside director” under Section 162(m) of the Internal Revenue Code and “non-employee director” under Section 16 of the Securities Exchange Act of 1934, as amended. The Committee selects the officers and key employees who receive options or awards, the form of those awards, the number of shares or dollar targets of the options or awards and all terms and conditions of the options or awards. The Committee also certifies the level of attainment of performance targets.

Eligibility; Forms of Awards

     Options and awards may be granted only to present or future officers and key employees of the company, including its subsidiaries and affiliates. The Committee may grant incentive stock options, nonqualified stock options, stock appreciation rights in conjunction with stock options, either at the time the option is granted or by amendment of the option after its date of grant, restricted stock, performance units, performance shares and deferred stock unit awards.

Maximum Stock Award Levels

     The maximum number of shares available for awards under the Stock Incentive Plan with respect to each calendar year is 1.9% of the outstanding shares of common stock on January 1 of such year, plus shares from the prior year that were available but not awarded; subject to options or awards which terminated, expired or were canceled, forfeited, exchanged or surrendered without being exercised; tendered to pay the purchase price of options that were exercised; or retained or surrendered in the prior year to satisfy tax withholding requirements under the Stock Incentive Plan.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     Of these total available shares, no individual may receive options or awards as a maximum amount, which in the aggregate exceed 2,000,000 shares of common stock over the 5-year term of the plan. Aggregate shares issued under performance units, performance share awards, restricted stock awards and deferred stock units may not exceed 25% of the available shares. In addition, a maximum of 5,000,000 shares may be granted as incentive stock options. Shares issued in connection with options and awards converted to Zimmer stock upon our separation from our former parent or upon an acquisition do not count against these limits.

Stock Option and SAR Awards

     Stock options awarded may be either incentive stock options or nonqualified stock options. Options will expire no later than 10 years after the date of grant and may not be exercised prior to one year following the date of grant unless otherwise determined by the Committee. Generally, the exercise price of stock options may not be less than the fair market value of common stock on the date of grant. The Committee may establish other vesting or performance requirements which must be met prior to the exercise of the stock options. Stock options may be granted in tandem with stock appreciation rights.

Prohibition on Repricing

     As amended by the Board of Directors, the Stock Incentive Plan prohibits the repricing of outstanding options other than with prior stockholder approval or pursuant to the antidilution provisions of the plan for adjustments resulting from stock splits, stock dividends, recapitalizations and similar transactions. The foregoing prohibition also applies to any other transaction that would be treated as a repricing of outstanding options under generally accepted accounting principles.

Restricted Stock Awards

     The Committee may also grant shares of restricted stock that are subject to the continued employment of the participant and may also be subject to performance criteria at the discretion of the Committee. Generally, if the participant’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse. The Committee may provide for a pro-rated attainment of the performance criteria or a pro-rated attainment of time-based restrictions. Generally, restricted stock will not vest during a period less than one year following the date of an award unless the Committee determines otherwise. During the restriction period, the participant is entitled to vote the shares and to receive dividends, if any are declared.

Long-Term Performance Awards

     The Committee may grant performance units or performance shares. Performance units entitle the participant to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. Performance shares entitle the participant to receive a specified number of shares of common stock, or the equivalent cash value, if the objectives specified in the award are achieved and other terms are satisfied.

Deferred Stock Unit Awards

     Deferred stock units consist of the right to receive a payment based upon the value of Zimmer common stock. Deferred stock unit awards may be subject to time-based or other restrictions.

Adjustments

     The number, class and price of stock options and other awards are subject to appropriate adjustment in the event of certain changes in Zimmer common stock including stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and similar transactions.

Change in Control

     In the event a participant’s employment with the company terminates pursuant to a qualifying termination (as defined in the plan) during the three year period following a change in control of the company (as defined in the plan), all of the participant’s outstanding options will become immediately fully vested and exercisable. In addition, in the event of a change in control of the company, the Committee may (1) determine that outstanding options will be assumed by, or replaced with comparable options by, the surviving corporation and that outstanding awards will be converted to similar awards of the surviving corporation, or (2) take such other actions with respect to outstanding options and awards as the Committee deems appropriate.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Amendment of the Plan

     The Board of Directors may amend or suspend the Stock Incentive Plan at any time and from time to time; provided, however, that the Board of Directors shall not amend the plan without stockholder approval if such approval is required in order to comply with Section 162(m) or 422 of the Internal Revenue Code or other applicable law, or to comply with applicable stock exchange requirements. A termination or amendment of the Stock Incentive Plan that occurs after an option or award is granted will not impair the rights of an optionee or participant unless the optionee or participant consents otherwise in writing.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences of awards under the plan. The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.

     Nonqualified Stock Options. A participant who receives a nonqualified option does not recognize taxable income upon the grant of the option, and the company is not entitled to a tax deduction. The participant will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the participant subject to applicable withholding requirements. The company is generally entitled to a tax deduction in an amount equal to the amount taxable to the participant as ordinary income in the year the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain and will not result in a deduction by the company.
     Incentive Stock Options. A participant who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and the company is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the participant in the year of exercise. The company will not be entitled to a deduction with respect to any item of tax preference.
     A participant will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a “disqualifying disposition” (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the participant will recognize long-term capital gain or capital loss depending on the selling price of the shares. If option shares are sold or disposed of as part of a disqualifying disposition, the participant must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the participant as a long-term or short-term capital gain, depending on how long the option shares were held. The company is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the participant as ordinary income.

Incorporation by Reference

     The above description is only a summary of the Stock Incentive Plan and is qualified in its entirety by reference to the full text, a copy of which is included in this Proxy Statement as Appendix B.

     See “Plan Benefits” on page 23 for a description of awards made under the Stock Incentive Plan for 2002.

Proposal 3. Approval of the Zimmer Holdings, Inc. Executive Performance Incentive Plan

     The Zimmer Holdings, Inc. Executive Performance Incentive Plan (the “Performance Incentive Plan”) provides for awards to key executives, payable in cash or our common stock, which are based on the attainment of specified performance goals or objectives. The number of persons currently eligible to participate in this plan is approximately 30.
     At the Annual Meeting, you are being asked to approve the Performance Incentive Plan so that awards will continue to be tax deductible as performance-based compensation under U.S. federal income tax law.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ZIMMER HOLDINGS, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN.

Summary of the Performance Incentive Plan

Purpose

     The purpose of the Performance Incentive Plan is to promote the company’s interests and the interests of its stockholders by providing additional compensation as incentive to certain key executives who contribute materially to the company’s success.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Administration

     The Performance Incentive Plan is administered under the supervision of the Board of Directors through the Committee.

Performance Incentive Awards

     For each fiscal year of the company, the Committee determines the following:

•	The company, subsidiaries and/or affiliates eligible to participate.

•	The names of those key executives who should participate.

•	The bases for determining the amount of the awards to such participants, including the extent to which payment will depend upon the attainment of any specified performance goal or objective. Performance criteria for awards under the Performance Incentive Plan may include one or more of the following operating performance measures:

a.	Earnings	d.	Financial return ratios
b.	Revenue	e.	Total shareholder return
c.	Operating or net cash flows	f.	Market share

The Committee establishes targets for the selected measures. These targets may be set at a specific level or may be expressed in relation to the comparable measure of comparison companies or a defined index.

•	Whether a percentage of an award will be deferred and, if so, the valuation of the deferred portion by reference to a fixed income fund, an equity fund, a company stock fund and any other funds which may be established by the Committee for this purpose.

     Prior to the close of a fiscal year, the Committee may eliminate or add participants, or increase or decrease the award of any participant; but the Committee may not alter any election made with respect to the deferred portion of an award.

Form of Payment

     The Performance Incentive Plan permits the Committee to determine whether payment will be made in cash, common stock of the company, or a combination. Effective January 1, 2003, the Committee adopted regulations requiring that payment be made in cash.

Maximum Payments

     The total amount of awards paid under the Performance Incentive Plan relating to any fiscal year may not exceed two and one-half percent of pretax earnings. The maximum amount which any individual participant may receive relating to any fiscal year may not exceed 0.625 percent of pretax earnings.

Amendment or Discontinuance

     The Board may alter, amend, suspend or discontinue the Performance Incentive Plan, but may not, without approval of the holders of a majority of the company’s common stock, make any alteration or amendment which would permit the total payments under the Performance Incentive Plan for any year to exceed the plan limitations.

Incorporation by Reference

     The above description is only a summary of the Performance Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is included in this Proxy Statement as Appendix C.

     See “Plan Benefits” on page 23 for a description of awards made under the Performance Incentive Plan for 2002.

Proposal 4. Approval of Amendment to the Zimmer Holdings, Inc. TeamShare Stock Option Plan

     The Board of Directors has adopted an amendment to the Zimmer Holdings, Inc. TeamShare Stock Option Plan (the “TeamShare Plan”) and directed that the amendment be submitted to the stockholders for consideration and approval at the Annual Meeting. The amendment would increase from 1,000,000 to 3,000,000 the total number of shares available for issuance pursuant to all awards made under the plan.
     The TeamShare Plan provides for the grant of nonqualified stock options to substantially all company employees. The number of persons currently eligible to participate in the TeamShare Plan is approximately 3,500. As of February 21, 2003, an aggregate of 860,398 shares were covered by options granted under the plan that had not been forfeited or expired.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ZIMMER HOLDINGS, INC. TEAMSHARE STOCK OPTION PLAN.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Summary of the TeamShare Plan

Purpose

     The purpose of the TeamShare Plan is to advance the company’s interests and the interests of its subsidiaries and affiliates by giving substantially all employees a stake in the company’s future growth, in the form of stock options, thereby improving such employees’ long-term incentives and aligning their interests with those of the company’s stockholders.

Administration

     The TeamShare Plan is administered by the Board of Directors through the Committee. The Committee selects the employees to whom options may be granted or offered, determines the number of option shares to be granted to any employee, the dates of such grants and the terms and conditions of such options, prescribes the form of the documents to be used in the administration of the options granted and interprets and construes the provisions of the TeamShare Plan.

Amount of Stock Available for Grants

     If the amendment of the TeamShare Plan is approved by the stockholders, the number of shares of common stock which may be issued under the TeamShare Plan would be increased from 1,000,000 to 3,000,000. This limitation is subject to adjustment as a result of changes in the outstanding stock of the company by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations, exchanges or distributions of shares. Generally, if options granted under the TeamShare Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such options shall again be available for awards under the TeamShare Plan.

Eligibility

     An option may be granted to an employee who is actively employed with the company or a subsidiary or affiliate on the grant date if the employee (a) regularly works or is expected to work 1,000 hours in a twelve consecutive month period, (b) is not a leased employee, and (c) is not a key executive of the company or any of its subsidiaries or affiliates.

Terms and Conditions of Options

     The Committee establishes and approves the option agreement form by which options under the TeamShare Plan are granted subject to the following terms and conditions.

     Option Price. The option price for each option granted will be fixed by the Committee and generally must be at least equal to the fair market value of the stock on the date of grant.
     Option Period. The period during which each option may be exercised will be fixed by the Committee, but may not exceed ten years from the date the option is granted. In no event may any option be exercised (a) unless the optionee has been employed by the company or any of its subsidiaries or affiliates for at least one year after the date such option was granted to such optionee or (b) after the expiration of its stated term.
     Consideration. Each optionee must remain continuously employed by the company or its subsidiaries or affiliates for at least one year after the date the option is granted to the optionee.
     Exercise of Option. Options may be exercised in whole or in part by delivering notice to the company or its designee at such address and in such form as shall be designated by the Committee.
     The Committee has the discretion to establish the methods and procedures that an optionee may use to exercise and pay the option exercise price. The option exercise price must be paid in full at the time of exercise and the optionee must pay any tax required to be withheld by the company. This payment may be paid in any manner that the Committee approves, including the withholding of shares of stock that would otherwise be distributed.
     Transfer of Options. Options granted under the TeamShare Plan may not be transferred by an optionee other than by will or by the laws of descent and distribution, and an option will be exercisable during the optionee’s lifetime only by the optionee.
     Termination of Employment Other Than by Retirement, Disability or Death. In the case of an optionee who terminates employment other than by retirement, disability or death, the optionee’s vested options under the TeamShare Plan may be exercised, if at all, within three months after the date of such termination of employment, but in no event after the expiration of the option exercise period. Nonvested options held by an optionee who terminates employment will lapse on the date of such termination of employment, unless the Committee determines otherwise.
     Retirement of Optionee. If an optionee, after having completed one continuous year of employment following the date of the grant of an option, retires on or after (a) the optionee’s 65th birthday or (b) the optionee’s 55th birthday if the optionee has completed 10 years of service, he or she may exercise the optionee’s option for the remainder of the option period, unless the Committee determines otherwise.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     Disability of Optionee. If an optionee becomes disabled, the optionee will be treated as though the optionee’s employment continued until the earlier of (a) the cessation of disability benefits or payments, (b) the optionee’s death or (c) the optionee’s 65th birthday.

     Death of Optionee. If an optionee dies while in the employ of the company, if the optionee has completed one continuous year of employment following the date of grant of the option, the optionee’s options will become immediately exercisable by the heirs or personal representatives of the optionee until the expiration of the option period. If an optionee dies while in the employ of the company, but before the first anniversary of the grant date, the options will immediately lapse. If an optionee dies after retirement and after the optionee’s completion of one continuous year of employment following the date of grant of the options, the optionee’s options will become immediately exercisable by the heirs or personal representatives of the optionee until the expiration of the option period. If an optionee dies after termination of employment, but within the three month period following termination and provided that the optionee completed three continuous years of employment after the date of grant of the options, the options will be exercisable immediately by the heirs or personal representatives of the optionee until the earlier of one year from the date of death or the expiration of the option period.

Prohibition on Repricing

     As amended by the Board of Directors, the TeamShare Plan prohibits the repricing of outstanding options other than with prior stockholder approval or pursuant to the antidilution provisions of the plan for adjustments resulting from stock splits, stock dividends, recapitalizations and similar transactions. The foregoing prohibition also applies to any other transaction that would be treated as a repricing of outstanding options under generally accepted accounting principles.

Federal Income Tax Consequences

     See “Federal Income Tax Consequences – Nonqualified Stock Options” on page 19 for a brief summary of the principal federal income tax consequences of awards under the plan.

Amendment, Modification or Suspension

     The TeamShare Plan may be amended, modified or suspended, in whole or in part, by the Board at any time, provided that no amendment, modification or suspension may alter or impair any option or award previously granted under the TeamShare Plan, without the written consent of the optionee.

Incorporation by Reference

     The above description is only a summary of the TeamShare Plan and is qualified in its entirety by reference to its full text as proposed to be amended, a copy of which is included in this Proxy Statement as Appendix D.

     See “Plan Benefits” on page 23 for a description of awards made under the TeamShare Plan for 2002.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

PLAN BENEFITS

     The grant of awards under each of the Stock Incentive Plan, the Performance Incentive Plan and the TeamShare Plan is entirely within the discretion of the Compensation and Management Development Committee of the Board of Directors. We cannot determine, and therefore we have not disclosed, the benefits or amounts that will be awarded in the future under each of the plans.

     The closing price of Zimmer common stock on March 17, 2003 was $48.97.
     The following table sets forth the awards received by or allocated to the persons listed under each of the Stock Incentive Plan, the Performance Incentive Plan and the TeamShare Plan for 2002.

			Performance
	Stock Incentive Plan		Incentive Plan	TeamShare Plan

	Number of Securities
	Underlying	Number of Shares		Number of Securities
	Nonqualified Stock	of Restricted	Dollar Value of	Underlying Nonqualified
Name and Position	Options Granted	Stock Granted	Cash Awarded	Stock Options Granted

J. Raymond Elliott	450,000	20,000	$1,006,607	0
Chairman, President and Chief Executive Officer
Sam R. Leno	100,000	0	$422,111	0
Senior Vice President and Chief Financial Officer
Bruce E. Peterson	100,000	10,000	$300,471	0
President – Americas
Bruno A. Melzi	85,000	8,900	$236,058	0
President – Europe
David C. Dvorak	50,000	0	$268,971	0
Senior Vice President, Corporate Affairs, General Counsel and Secretary
All current executive officers as a group	935,000	50,200	$2,778,772	0
Augustus A. White, III, M.D., Ph.D.	0	0	0	0
Director Nominee
All current directors who are not executive officers as a group	0	0	0	0
All employees, including all current officers who are not executive officers, as a group	894,650	0	$1,509,537	0

Proposal 5. Stockholder Proposal Relating to Poison Pills

     Mr. John Chevedden, as legal proxy for Chris Rossi, P.O. Box 249, Boonville, California, 95415 who holds 400 shares of common stock, has informed the company that he intends to submit the following proposal at this year’s meeting:
     This is to recommend that the Board of Directors redeem any poison pill previously issued (if applicable) and not adopt or extend any poison pill unless such adoption or extension has been submitted to a shareholder vote.

Statement of Support

Harvard Report

     A 2001 Harvard Business School study found that good corporate governance (which took into account whether a company had a poison pill) was positively and significantly related to company value. This study, conducted with the University of Pennsylvania’s Wharton School, reviewed the relationship between the corporate governance index for 1,500 companies and company performance from 1990 to 1999.

     Some believe that a company with good governance will perform better over time, leading to a higher stock price. Others see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company.
     Since the 1980s Fidelity, a mutual fund giant with $800 billion invested, has withheld votes for directors at companies that have approved poison pills, Wall Street Journal, June 12, 2002.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Council of Institutional Investors Recommendation

     The Council of Institutional investors www.cii.org, an organization of 120 pension funds which invests $1.5 trillion, called for shareholder approval of poison pills. In recent years, various companies have been willing to redeem existing poison pills or seek shareholder approval for their poison pill. This includes Columbia/HCA, McDermott International and Bausch & Lomb. I believe that our company should follow suit and allow shareholder input.

     This topic won an average 60% yes vote at 50 companies in 2002
     Shareholder Vote on Poison Pills – Yes on 5

Statement in Opposition

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS.

     The Board of Directors shares the proponent’s commitment to maximizing shareholder value. However, the proposal as drafted is imprecise and overly restrictive, and could prevent the Board of Directors from acting in the best interests of stockholders.
     The term “poison pill” is not defined in the proposal, but is commonly used to mean a shareholder rights plan, such as the plan the company adopted in July 2001. Generally, the purpose of rights plans is not to prevent or inhibit legitimate takeover offers that are fair and in the best interest of stockholders, but to discourage abusive or inadequate takeover offers, to force potential acquirers of a company to negotiate with the company’s board of directors and to allow a board of directors a greater period of time in which it can properly evaluate an acquisition offer, investigate alternatives, and take the necessary steps to maximize shareholder value. Rights plans can be used as leverage to negotiate more favorable terms than might otherwise be offered, thereby aiding in increasing shareholder value. The terms of the company’s rights plan allow the Board of Directors to redeem the rights or to amend the rights plan to permit an acquisition that it determines, in the exercise of its fiduciary duties, reflects the appropriate value of the company and is fair for all stockholders.
     The Board of Directors originally adopted the company’s rights plan at the time the company was spun off from its former parent. Our rights plan significantly reduces the likelihood that the company could be in violation of covenants regarding changes in stock ownership made to its former parent in connection with the spin-off of the company. Under those covenants and subject to various exceptions, specified changes in the company’s stock ownership within two years after the spin-off are prohibited. Should such changes result in the spin-off being taxable, the company would be required to indemnify its former parent for any resulting tax.
     More generally, rights plans strengthen the ability of boards of directors, in the exercise of their fiduciary duties, to maximize shareholder value. Rights plans help prevent abusive takeovers, such as “creeping” acquisitions of a company’s stock in the open market, hostile tender offers made at less than a fair price, partial and two-tiered tender offers that discriminate among stockholders and other practices that can be used to deprive stockholders of the ability to receive a fair price for all of their shares. The economic benefits of rights plans have been validated. A study published in November 1997 by Georgeson & Company found that, during the period of 1992 to 1996, companies with rights plans received $13 billion in additional takeover premiums and stockholders of acquired companies without rights plans gave up $14.5 billion in potential premiums. The study further found that (1) premiums paid to acquire target companies with rights plans were on average eight percentage points higher than premiums paid for target companies that did not have such plans, (2) the presence of a rights plan increased neither the likelihood of the withdrawal of a friendly takeover bid nor the likelihood of the defeat of a hostile one, and (3) the presence of a rights plan did not reduce the likelihood of a company becoming a takeover target.
     Furthermore, by encouraging potential acquirers to negotiate with the board of directors rather than engaging in potentially disruptive and coercive takeover tactics, rights plans can provide a company’s employees and customers with a more stable environment and thus enhance their relationships with that company. Creating a confident and stable atmosphere is a crucial element in establishing significant, long-term relationships with employees and customers.
     Delaware law imposes a fiduciary duty on the Board of Directors to act in the best interests of the company’s stockholders and to oppose unfair takeover offers. Courts have recognized that rights plans are a valuable and legitimate tool available to directors in fulfilling their fiduciary duties to stockholders. In upholding the legal validity of rights plans, the Delaware Supreme Court has made it clear that a board of directors is required to act in accordance with its fiduciary duties in maintaining a rights plan. Rights plans are designed to strengthen the ability of a board of directors, in accordance with its fiduciary duties, to protect stockholders from unfair and abusive takeover tactics. Notably, more than 2,000 companies, including more than half of the companies in the S&P 500 Index, have adopted some type of rights plan. In adopting the rights plan, the Board of Directors gave careful consideration to the effect of the rights plan on the company’s stockholders and concluded that the rights plan would benefit the company and its stockholders. The Board of Directors continues to hold this view.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Proposal 6. Stockholder Proposal Relating to Expensing Stock Options

     Mr. Jerry O’Connor, as Trustee of the International Brotherhood of Electrical Workers’ Pension Benefit Fund, 1125 Fifteenth Street, N.W., Washington, D.C. 20005 which holds approximately 21,251 shares of common stock, has informed the company that he intends to submit the following proposal at this year’s meeting:
     Resolved, that the shareholders of Zimmer Holdings, Inc. (“Company”) hereby request that the Company’s Board of Directors establish a policy of expensing in the Company’s annual income statement the costs of all future stock options issued by the Company.

Statement of Support

     Current accounting rule gives companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Most companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company’s operational earnings.

     Stock options are an important component of our Company’s executive compensation program. Options have replaced salary and bonuses as the most significant element of executive pay packages at numerous companies. The lack of option expensing can promote excessive use of options in a company’s compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.
     A recent report issued by Standard & Poor’s indicated that the expensing of stock option grant costs would have lowered operational earnings at companies by as much as 10%. “The failure to expense stock option grants has introduced a significant distortion in reported earnings,” stated Federal Reserve Board Chairman Alan Greenspan. “Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company’s worth.” Globe and Mail, “Expensing Options is a Bandwagon Worth Joining,” Aug. 16, 2002.
     Warren Buffett wrote in a New York Times Op-Ed piece on July 24, 2002:

There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it’s justified.

For many years, I’ve had little confidence in the earnings numbers reported by most corporations. I’m not talking about Enron and WorldCom – examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings.

Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a charge against their earnings. Without blushing, almost all C.E.O.’s have told their shareholders that options are cost-free.

When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don’t belong in the earnings statement, where in the world do they belong?

     Many companies have responded to investors’ concerns about their failure to expense stock options. In recent months, more than 100 companies, including such prominent ones as Coca Cola, Washington Post, and General Electric, have decided to expense stock options in order to provide their shareholders more accurate financial statements. Our Company has yet to act.
     We urge your support. – Vote Yes on 6

Statement in Opposition

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS.

     The Board of Directors shares the proponent’s desire to have the costs of stock-based compensation accurately reflected in the company’s financial statement. However, the Board of Directors believes that investors have a compelling need for financial statements that allow comparisons among companies of similar size or in a similar industry. It is the view of the Board of Directors that the proposal would require the company to implement an approach which at present is not required and has not been followed by most of the company’s competitors.
     The Board of Directors believes employee ownership of the company’s common stock serves the interest of the company as a means of promoting focus on the long-term increase in shareholder value. Since the company became an independent public company on August 7, 2001, options with exercise prices fixed at then current prices have been granted to more than 3,100 people at all levels of the company. Option grants are a key element of the company’s continuing drive to attract and retain the talent that is critical to Zimmer’s success.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     Current accounting rules give companies the choice of accounting for stock options using the intrinsic value method, which generally results in recording no expense for stock option awards, or the fair value method, which generally results in expense recognition. Accounting rules further require that the impact of the fair value method be disclosed in the footnotes to the financial statements if the intrinsic value method is used.

     As the proponent notes, most public companies, including Zimmer, account for employee stock options using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” The “intrinsic value” of the option is the amount by which the quoted market price of the stock exceeds the exercise price of the option on the date of grant. Historically, our option awards have had zero intrinsic value on the date of grant as the exercise price is set to be equal to the market price of the stock on that date. In addition, substantially all of the options granted to employees of Zimmer are subject to vesting and cannot be exercised on the grant date. Therefore, the Board of Directors believes the “intrinsic value” method provides both a clear and accurate picture of Zimmer’s earnings.
     The fair value method, prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS No. 123”), computes compensation expense based on the fair value of the option at the date of grant. “Fair value” is determined using an option-pricing model that takes into account multiple factors in estimating value. However, no uniform or conventional methodology is mandated for computing fair value, and the provisions of SFAS No. 123 related to fair value calculation are subject to wide interpretation which can have a material impact on the calculation of option expenses.
     Additionally, the Financial Accounting Standards Board (“FASB”) has issued Statement of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure” (“SFAS No. 148”) which redefines the transition provisions for companies electing to adopt the fair value method and also expands disclosure requirements to quarterly filings for those companies retaining the intrinsic value method. SFAS No. 148 does not require the adoption of the fair value method. The FASB has also announced its intent to monitor carefully public response to the International Accounting Standards Board’s proposal for expensing stock options. Based on this response, the FASB will determine whether or not to further re-evaluate the provisions of SFAS No. 123. The additional study by the FASB could provide more information on appropriate ranges for the assumptions impacting the calculation of fair value.
     The Board of Directors believes it is generally in the best interest of the company to follow the most widely used industry practice when given a choice under accounting rules, and to the extent there is uncertainty and debate, to await consensus and/or FASB direction prior to implementing any material change. While several major U.S. companies have announced plans to change their method of accounting for employee stock options to the fair value method and reflect an estimated value of stock options as an expense on their income statements, it is still unclear if this practice will become standard. Consequently, the Board of Directors has determined that the intrinsic value method remains the preferable choice in accounting for stock options at this time. While an estimated value of expense for stock options is not included in the company’s consolidated statement of earnings, the impact of the potential expense is clearly disclosed in the notes to the consolidated financial statements, giving investors the information necessary to evaluate the company’s earnings under the alternate methodology. As reflected in Note 2 of the notes to our consolidated financial statements, use of the fair value method would have had an estimated earnings impact of ($0.06) per diluted share in 2002.
     The Board of Directors shares the proponent’s desire to have clear and accurate accounting policies implemented in a prudent manner. The Board of Directors believes the best way to accomplish this objective at this time is to retain the current accounting policy with respect to stock options and await consensus and clarity on whether, and if so how, to expense stock options.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP (“PwC”) served as the company’s independent accountants for 2002. At the time of mailing of the Proxy Statement, the Audit Committee has not made any determination on the selection of independent accountants for 2003.

     Aggregate fees billed by PwC to the company for the fiscal year ended 2002 are as follows:

Audit Fees: $673,000 (Includes fees for professional services rendered in auditing the company’s consolidated financial statements for the year ended December 31, 2002 and in reviewing the interim consolidated financial statements.)

Financial Information Systems Design and Implementation Fees: $0 (PwC did not render any information technology services to the company in 2002 relating to financial information systems design and implementation.)

All Other Fees: $721,700 (Includes accounting and reporting assistance with respect to the filing of various registration statements related to stock-based benefit programs, various federal and state tax consulting projects, pension plan audits, various consultations on financial reporting and other matters.)

     A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired, and such representative is expected to be available to respond to appropriate questions.

2004 PROXY PROPOSALS

     To be considered for inclusion in next year’s proxy statement, the company must receive stockholder proposals relating to the 2004 Annual Meeting of Stockholders at its principal executive offices, 345 East Main Street, Warsaw, Indiana 46580, attention: Secretary, no later than November 25, 2003.

     Under the company’s Restated By-Laws, no business may be brought before an annual meeting except as set forth in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Chairman of the Board or by a stockholder entitled to vote who has delivered notice to the company containing certain information set forth in the By-Laws, not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting. For the company’s meeting in 2004, the company must receive this notice no later than February 12, 2004 and no earlier than January 13, 2004. However, in the event that the 2004 annual meeting is called for a date that is more than 30 days before or more than 60 days after May 13, 2004, notice must be delivered no earlier than the 120th day prior to the 2004 annual meeting and not later than the later of the 90th day prior to the 2004 annual meeting or the 10th day following the day public announcement of the date of the meeting is first made. These notice requirements are deemed satisfied by a stockholder who has complied with SEC Rule 14a-8 and whose proposal is included in the company’s proxy statement. A copy of the By-Law provisions discussed above may be obtained by writing the company at its principal executive offices, 345 East Main Street, Warsaw, Indiana 46580, attention: Secretary.

INCORPORATION BY REFERENCE

     The sections of this Proxy Statement entitled “Audit Committee Report,” “Compensation and Management Development Committee Report” and “Performance Graph” do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates them by reference therein.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Appendix A
ZIMMER HOLDINGS, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Purpose

     The primary purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process including the development and maintenance of systems of internal accounting and financial controls and the outside auditor’s annual audit of the Company’s financial statements.

Composition

     The Committee shall consist of at least three Directors, and the Committee’s composition will meet the requirements for audit committees of the New York Stock Exchange:

•	No member may have a relationship to the Company that may interfere with the exercise of his or her independence from management and the Company;

•	Each member shall be financially literate or will become financially literate within a reasonable period of time after his or her appointment to the Committee; and

•	At least one member shall have accounting or related financial management expertise.

•	A quorum for a meeting shall be a majority of the committee members.

     The determination of any member’s qualification to serve on the audit committee, including assessments of financial literacy and of past accounting or financial management expertise, shall be made by the Board in keeping with the applicable requirements and definitions of the New York Stock Exchange.

Responsibilities

     The Committee’s job is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements and for developing and maintaining systems of internal accounting and financial controls and that outside auditors are ultimately accountable to the Committee and the Board for their audit of the financial statements and obtaining the necessary understanding of the internal controls to conduct the audit, along with reporting identified areas of improvement in internal controls identified during the course of the audit. The Committee also recognizes that the financial management and the internal and outside auditors have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the outside auditor’s work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibilities, and the Committee may, as it deems appropriate, act as a whole, or through the Committee chair. In discharging its oversight role, the Committee shall have full access to all books, records, facilities and personnel of the Company and the authority to retain outside counsel, auditors or other experts.

     1. The Committee shall review and reassess the adequacy of this Charter on an annual basis and shall make recommendations to the Board, as conditions dictate, to update this Charter.

     2. The Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the outside auditor. The outside auditor shall report directly to the Committee.

     3. The Committee shall preapprove all auditing services and permissible non-audit services provided to the Company by the outside auditor, either before the outside auditor is engaged for the particular service or pursuant to preappoval policies and procedures established by the Committee, subject to the de minimis exception for non-audit services described in Section 10A(i) of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     4. The Committee shall review and approve the appointment or termination of the director/vice president of internal audit.

     5. The Committee shall meet regularly with the internal auditors and outside auditors independent of management.

A-1

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     6. The Committee shall review with the outside auditors and with management the proposed scope of the annual audit, past audit experience, the Company’s program for the internal examination and verification of the Company’s accounting documents and supporting data, recently completed internal examinations of the Company’s accounting documents and supporting data and other matters bearing upon the scope of the audit.

     7. The Committee shall review and discuss with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and shall discuss with the outside auditor the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended or supplemented.

     8. In connection with the review by the outside auditor of the financial information included in the Company’s Quarterly Reports on Form 10-Q, the Committee shall review quarterly financial statements prior to their public release and discuss with the outside auditors the matters required to be discussed by SAS No. 61, as amended or supplemented.

     9. The Committee shall review any significant disagreement between management and the outside auditors in connection with the preparation of the financial statements.

     10. The Committee shall:

•	receive from the outside auditors, at least annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

•	meet a least 4 times per year; any member of the Audit Committee can call a meeting of the Committee;

•	review and discuss with the outside auditors any relationships or services that may impact the objectivity and independence of the outside auditor; and

•	recommend, if necessary, that the Board take appropriate action in response to the outside auditor’s report to satisfy itself of the auditor’s independence.

     11. Based on the review and discussions referred to in paragraphs 6 through 10, the Committee shall determine whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

     12. The Committee shall be responsible for ensuring the rotation of the outside auditor’s lead or coordinating audit partner having primary responsibility for the Company’s audit, the concurring or reviewing partner and other audit engagement team partners as required by law.

     13. The Committee shall recommend to the Board policies for the Company’s hiring of employees and former employees of the outside auditor who participated in the audit of the Company.

     14. The Committee shall prepare its report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

     15. The Committee shall discuss the quality and adequacy of the Company’s internal controls with management and the internal auditors, and observations regarding internal controls with the outside auditor.

     16. The Committee shall receive reports on material legal affairs, including litigation and monitor the Company’s annual Code of Conduct documentation and corrective actions, and review the significant reports to management prepared by the internal auditors as well as management’s responses thereto.

     17. The Committee shall be responsible for ensuring that the Company has an effective information technology disaster recovery plan.

     18. The Committee shall review and make recommendations to the Board concerning the Company’s policies with regard to affiliate transactions and also with regard to review of CEO and selected officers’ expense accounts and verification of perquisites policies. Affiliates in this context are defined as employees, directors, and other parties closely related to the Company.

     19. The Committee shall review and make recommendations to the Board concerning the Company’s financing plans and policies.

     20. The Committee shall maintain minutes or other records of its meetings and make reports on its meetings to the Board.

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ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Appendix B
ZIMMER HOLDINGS, INC.
2001 STOCK INCENTIVE PLAN

     1. Purpose: The purpose of the 2001 Stock Incentive Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in common stock ownership by the officers and key employees of the Company who will be largely responsible for the Company’s future growth and continued financial success and by providing long-term incentives in addition to current compensation to certain key executives of the Company who contribute significantly to the long-term performance and growth of the Company. It is intended that the former purpose will be effected through the granting of stock options, stock appreciation rights, dividend equivalents, restricted stock and deferred stock unit awards under the Plan and that the latter purpose will be effected through an award conditionally granting performance units or performance shares under the Plan, either independently or in conjunction with and related to a nonqualified stock option grant under the Plan.

     2. Definitions: For purposes of this Plan:

     (a) “Affiliate” shall mean any entity in which the Issuer has, directly or indirectly, an ownership interest of at least 20%.
     (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (c) “Common Stock” shall mean the Issuer’s common stock.
     (d) “Company” shall mean the Issuer (Zimmer Holdings, Inc.) and its Subsidiaries and Affiliates.
     (e) “Disability” or “Disabled” shall mean qualifying for and receiving payments under a disability pay plan of the Company.
     (f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (g) “Fair Market Value” shall mean the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange composite tape on the date of measurement or on any date as determined by the Committee and, if there were no trades on such date, on the day on which a trade occurred next preceding such date.
     (h) “Issuer” shall mean Zimmer Holdings, Inc.
     (i) “Prior Plans” shall mean the Bristol-Myers Squibb Company 1997 Stock Incentive Plan and the Bristol-Myers Squibb Company 1983 Stock Option Plan.
     (j) “Retirement” shall mean termination of the employment of an employee with the Company on or after (i) the employee’s 65th birthday or (ii) the employee’s 55th birthday if the employee has completed 10 years of service with the Company. For purposes of this Section 2(j) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee with the Company for any reason (other than the employee’s death, Disability, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the employee’s age plus years of service (rounded up to the next higher whole number) equals at least 70 and the employee has completed 10 years of service with the Company and, where applicable, the employee has executed a general release, a covenant not to compete and/or a covenant not to solicit. For purposes of this Plan, service with Bristol-Myers Squibb and its subsidiaries and affiliates before the effective date of the Plan shall be included as service with the Company.
     (k) “Subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Issuer under the definition of “subsidiary corporation” in Section 424 of the Code.

     3. Amount of Stock: (a) Annual Limitation. With respect to each calendar year, the amount of stock which may be made subject to grants of options and awards under the Plan shall not exceed an amount equal to 1.9% of the outstanding shares of the Common Stock on January 1 of such year (or, in the case of the 2001 year, on the effective date of the Plan) plus (i) in any year the number of shares equal to the amount of shares that were available for options and awards under the Plan in the prior year but were not made subject to an option or award in such prior year, (ii) the number of shares that were subject to options or awards granted hereunder that terminated, expired or were cancelled, forfeited, exchanged or surrendered in the prior year without being exercised, (iii) the number of shares participants tendered in the prior year to pay the purchase price of options in accordance with Section 7(b)(5), and (iv) the number of shares the Company retained or caused participants to surrender in the prior year to satisfy Withholding Tax requirements in accordance with Section 13. Options and awards granted under Sections 6 and 20 shall not be considered in applying this limitation, to the extent provided in Sections 6 and 20.

     (b) Individual Participant Limitation. No individual may be granted options or awards under Section 7, 8, 9 or 10, in the aggregate, in respect of more than 2,000,000 shares of the Common Stock over the life of the Plan. Options and awards granted under Sections 6 and 20 shall not be included in applying this limitation, to the extent provided in Sections 6 and 20.
     (c) Performance Unit, Performance Share, Restricted Stock and Deferred Stock Unit Awards Limitation. The aggregate number of shares issued under performance units and performance share awards made pursuant to Section 8, restricted stock awards made pursuant to Section 9 and deferred stock unit awards made pursuant to Section 10 may not exceed 25% of the available shares over the life of the Plan.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     (d) Maximum Number of Incentive Stock Options. The maximum number of shares with respect to which incentive stock options may be granted under the Plan shall not exceed 5,000,000 shares. Any shares subject to incentive stock options granted under this Plan that terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised may again be subjected to an option or award under the Plan.

     (e) Adjustment. The limitations under Section 3(a), (b), (c) and (d) are subject to adjustment in number and kind pursuant to Section 12.
     (f) Treasury or Market Purchased Shares. Common Stock issued hereunder may be authorized and unissued shares or issued shares acquired by the Company on the market or otherwise.

     4. Administration: The Plan shall be administered under the supervision of the Board of Directors of the Issuer, which may exercise its powers, to the extent herein provided, through the agency of a Compensation and Management Development Committee (the “Committee”), which shall be appointed by the Board of Directors of the Issuer. The Compensation and Management Development Committee shall consist of not less than two (2) members of the Board who are intended to meet the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee directors” under the provisions of the Exchange Act or rules or regulations promulgated thereunder. In addition, the Board of Directors or the Committee may delegate in writing any or all of its authority hereunder to one or more other committees or subcommittees, and the initial grants to be made at the time of the spin-off of the Issuer’s stock from Bristol-Myers Squibb Company may be made by the Compensation and Management Development Committee of the Board of Directors of Bristol-Myers Squibb Company. To the extent that the Board of Directors or a committee administers the Plan, references to the Committee shall mean the Board of Directors or such committee.

     The Committee, from time to time, may adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.
     The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

     5. Eligibility: Options and awards may be granted only to present or future officers and key employees of the Company, including Subsidiaries and Affiliates which become such after the adoption of the Plan. Any officer or key employee of the Company shall be eligible to receive one or more options or awards under the Plan. Any director who is not an officer or employee of the Company shall be ineligible to receive an option or award under the Plan. The adoption of this Plan shall not be deemed to give any officer or employee any right to an award or to be granted an option to purchase Common Stock, except to the extent and upon such terms and conditions as may be determined by the Committee.

     6. Grants as of Effective Date:

     (a) On the effective date of the Plan, the Issuer shall assume from Bristol-Myers Squibb Company options and awards granted under the Prior Plans that are outstanding immediately before the effective date of this Plan with respect to the Company’s officers and key employees (the “Prior Awards”). Except as described below, the terms of the Prior Plans and the option and award agreements in effect pursuant to the Prior Plans will continue to govern the Prior Awards. However, as a result of the assumption, the Prior Awards will be converted into options and awards with respect to the Common Stock of the Issuer, and the number of shares and, with respect to options, the exercise price and other appropriate terms will be adjusted to reflect the spin-off of the Issuer from Bristol-Myers Squibb Company. On and after the spin-off date, references in the option and award agreements to Bristol-Myers Squibb will mean the Issuer. Any shares of the Issuer’s Common Stock that are subject to options and awards pursuant to the Prior Awards will be issued under this Plan but will not be counted against the limitations provided under Section 3 of the Plan. The Committee will administer the Prior Awards, as converted into Common Stock of the Issuer.
     (b) As an alternative, the Committee may determine, as a result of certain laws, rules or regulations in countries outside the United States, not to have the Issuer assume certain Prior Awards.

     7. Stock Options: Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine. In addition, the Committee may grant stock appreciation rights in conjunction with an option, as set forth in Section 7(b)(11), or may grant awards in conjunction with an option, as set forth in Section 7(b)(10) (an “Associated Option”).

     Each option shall be subject to the following terms and conditions:
     (a) Grant of Options. The Committee shall (1) select the officers and key employees of the Company to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

(not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or restrictions on the shares of Common Stock issuable upon exercise thereof), (5) determine whether nonqualified stock options or incentive stock options granted under the Plan shall include stock appreciation rights and, if so, the Committee shall determine the terms and conditions thereof in accordance with Section 7(b)(11) hereof, (6) determine whether any nonqualified stock options granted under the Plan shall be Associated Options, and (7) prescribe the form of the instruments necessary or advisable in the administration of options.

     (b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement entered into by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

(1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement. If the option is an Associated Option, the number of shares of Common Stock subject to such Associated Option shall initially be equal to the number of performance units or performance shares subject to the award, but one share of Common Stock shall be canceled for each performance unit or performance share paid out under the award.

(2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of the option, except as provided in Section 6, 19 or 20.

(3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

(4) Consideration. Unless the Committee determines otherwise, each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.

(5) Exercise of Option. An option may be exercised in whole or in part from time to time during the option period (or, if determined by the Committee, in specified installments during the option period) by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such written notice must be accompanied by payment in full of the purchase price and Withholding Taxes (as defined in Section 13 hereof), unless an election to defer receipt of shares is made under Section 15, due either (i) by certified or bank check, (ii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iii) in shares of Common Stock owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price, provided that payment in shares of Common Stock will not be permitted unless at least 100 shares of Common Stock are required and delivered for such purpose, (iv) in any combination of the foregoing, or (v) by any other method that the Committee approves. At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership. Shares of Common Stock used to exercise an option shall have been held by the optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the option. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock that have been recorded on the Company’s books on behalf of the optionee or for which certificates have been issued to the optionee.

Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, allow the exercise of a lapsed grant if the Committee determines that: (i) the lapse was solely the result of the Company’s inability to execute the exercise of an option award due to conditions beyond the Company’s control and (ii) the optionee made valid and reasonable efforts to exercise the award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

(6) Nontransferability of Options. No option or stock appreciation right granted under the Plan shall be transferable by the optionee other than by will or by the laws of descent and distribution, and such option or stock appreciation right shall be exercisable, during the optionee’s lifetime, only by the optionee.

Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options (other than Incentive Stock Options) may be transferred to members of the optionee’s

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the optionee’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options under this provision will not be effective until notice of such transfer is delivered to the Company.

(7) Retirement and Termination of Employment Other than by Death or Disability. If an optionee shall cease to be employed by the Company for any reason (other than termination of employment by reason of death or Disability) after the optionee shall have been continuously so employed for one year after the granting of the option, or as otherwise determined by the Committee, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company, unless otherwise determined by the Committee. If the cessation of employment is on account of Retirement, the option shall remain exercisable for the remainder of the option period set forth therein. If the cessation of employment is not on account of Retirement or death, the option shall remain exercisable for three months after such cessation of employment (or, if earlier, the end of the option period), unless the Committee determines otherwise. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company.

(8) Disability of Optionee. An optionee who ceases to be employed by reason of Disability shall be treated as though the optionee remained in the employ of the Company until the earlier of (i) cessation of payments under a disability pay plan of the Company, (ii) the optionee’s death, or (iii) the optionee’s 65th birthday.

(9) Death of Optionee. Except as otherwise provided in subsection (13), in the event of the optionee’s death (i) while in the employ of the Company, (ii) while Disabled as described in subsection (8) or (iii) after cessation of employment due to Retirement, the option shall be fully exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time following such death. In the event of the optionee’s death after cessation of employment for any reason other than Disability or Retirement, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time during the twelve month period following such death. Notwithstanding the foregoing, unless the Committee determines otherwise, in no event shall an option be exercisable unless the optionee shall have been continuously employed by the Company for a period of at least one year after the option grant, and no option shall be exercisable after the expiration of the option period set forth in the Stock Option Agreement. In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee’s estate or the proper legatees or distributees thereof.

(10) Long-Term Performance Awards. The Committee may from time to time grant nonqualified stock options under the Plan in conjunction with and related to an award of performance units or performance shares made under a Long-Term Performance Award as set forth in Section 8(b)(11). In such event, notwithstanding any other provision hereof, (i) the number of shares to which the Associated Option applies shall initially be equal to the number of performance units or performance shares granted by the award, but such number of shares shall be reduced on a one-share-for-one unit or share basis to the extent that the Committee determines, pursuant to the terms of the award, to pay to the optionee or the optionee’s beneficiary the performance units or performance shares granted pursuant to such award, and (ii) such Associated Option shall be cancelable in the discretion of the Committee, without the consent of the optionee, under the conditions and to the extent specified in the award.

(11) Stock Appreciation Rights. In the case of any option granted under the Plan, either at the time of grant or by amendment of such option at any time after such grant there may be included a stock appreciation right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

(A) A stock appreciation right shall be exercisable to the extent, and only to the extent, that the option in which it is included is at the time exercisable, and may be exercised within such period only at such time or times as may be determined by the Committee;

(B) A stock appreciation right shall entitle the optionee (or any person entitled to act under the provisions of subsection (9) hereof) to surrender unexercised the option in which the stock appreciation right is included (or any portion of such option) to the Company and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the value of one share (provided such value does not exceed such multiple of the option price per share as may be specified by the Committee) over the option price per share specified in such option times the number of shares called for by the option, or portion thereof, which is so surrendered. The Committee shall be entitled to cause the Company to settle its

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

obligation, arising out of the exercise of a stock appreciation right, by the payment of cash equal to the aggregate value of the shares the Company would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares. Any such election shall be made within 30 business days after the receipt by the Committee of written notice of the exercise of the stock appreciation right. The value of a share for this purpose shall be the Fair Market Value thereof on the last business day preceding the date of the election to exercise the stock appreciation right;

(C) No fractional shares shall be delivered under this subsection (11) but in lieu thereof a cash adjustment shall be made;

(D) If a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised to the extent of the number of shares called for by the option or portion thereof which is surrendered on exercise of the stock appreciation right and no new option may be granted covering such shares under this Plan; and

(E) If an option which includes a stock appreciation right is exercised, such stock appreciation right shall be deemed to have been canceled to the extent of the number of shares called for by the option or portion thereof is exercised and no new stock appreciation rights may be granted covering such shares under this Plan.

(12) Incentive Stock Options. Incentive stock options may only be granted to employees of the Issuer and its Subsidiaries and parent corporations, as defined in Section 424 of the Code. In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Issuer or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code.

(13) Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 7(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee’s estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the optionee prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date one year following the date of the optionee’s death. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the period during which the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee’s estate, as the case may be, will terminate on the date one year following the date of the transferee’s death. In no event will the option be exercisable after the expiration of the option period set forth in the Stock Option Agreement. The option shall be subject to such other rules as the Committee shall determine.

     8. Long-term Performance Awards: Awards under the Plan shall consist of the conditional grant to the participants of a specified number of performance units or performance shares. The conditional grant of a performance unit to a participant will entitle the participant to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. The conditional grant of a performance share to a participant will entitle the participant to receive a specified number of shares of Common Stock, or the equivalent cash value, if the objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. Each award will be subject to the following terms and conditions:

     (a) Grant of Awards. The Committee shall (1) select the officers and key executives of the Company to whom awards may from time to time be granted, (2) determine the number of performance units or performance shares covered by each award, (3) determine the terms and conditions of each performance unit or performance share awarded and the award period and performance objectives with respect to each award, (4) determine the periods during which a participant may request the Committee to approve deferred payment of a percentage (not less than 25%) of an award (the “Deferred Portion”) and the interest or rate of return thereon or the basis on which such interest or rate of return thereon is to be determined, (5) determine whether payment with respect to the portion of an award which has not been deferred (the “Current Portion”) and the payment with respect to the Deferred Portion of an award shall be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock, (6) determine whether the award is to be made independently of or in conjunction with a nonqualified stock option granted under the Plan, and (7) prescribe the form of the instruments necessary or advisable in the administration of the awards.
     (b) Terms and Conditions of Award. Any award conditionally granting performance units or performance shares to a participant shall be evidenced by a Performance Unit Agreement or Performance Share Agreement, as applicable, executed by the Company and the participant, in such form as the Committee shall approve, which Agreement shall contain in substance the

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

following terms and conditions applicable to the award and such additional terms and conditions as the Committee shall prescribe:

(1) Number and Value of Performance Units. The Performance Unit Agreement shall specify the number of performance units conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance units granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance unit shall be canceled for each share of the Issuer’s Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Unit Agreement shall specify the threshold, target and maximum dollar values of each performance unit and corresponding performance objectives as provided under Section 8(b)(5). No payout under a performance unit award to an individual Participant may exceed .625% of the pre-tax earnings of the Company for the fiscal year which coincides with the final year of the performance unit period.

(2) Number and Value of Performance Shares. The Performance Share Agreement shall specify the number of performance shares conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance shares granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance share shall be canceled for each share of the Issuer’s Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Share Agreement shall specify that each Performance Share will have a value equal to one (1) share of Common Stock.

(3) Award Periods. For each award, the Committee shall designate an award period with a duration to be determined by the Committee in its discretion, but in no event less than three calendar years, within which specified performance objectives are to be attained. There may be several award periods in existence at any one time and the duration of performance objectives may differ from each other.

(4) Consideration. Each participant, as consideration for the award of performance units or performance shares, shall remain in the continuous employ of the Company for at least one year after the date of the making of such award, and no award shall be payable until after the completion of such one year of employment by the participant, except as otherwise determined by the Committee.

(5) Performance Objectives. The Committee shall establish performance objectives with respect to the Company for each award period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time determine. Performance criteria for awards under the Plan shall include one or more of the following measures of operating performance:

a.	Earnings	d.	Financial return ratios
b.	Revenue	e.	Total Shareholder Return
c.	Operating or net cash flows	f.	Market share.

The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. These targets may be based upon the total Company, one or more businesses units of the Company, or a defined business unit which the executive has responsibility for or influence over.

(6) Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of an award period, the Committee shall determine the extent to which awards have been earned on the basis of the Company’s actual performance in relation to the established performance objectives as set forth in the Performance Unit Agreement or Performance Share Agreement and certify these results in writing. The Performance Unit Agreement or Performance Share Agreement shall specify that as soon as practicable after the end of each award period, the Committee shall determine whether the conditions of Sections 8(b)(4) and 8(b)(5) hereof have been met and, if so, shall ascertain the amount payable or shares which should be distributed to the participant in respect of the performance units or performance shares. As promptly as practicable after it has determined that an amount is payable or should be distributed in respect of an award, the Committee shall cause the Current Portion of such award to be paid or distributed to the participant or the participant’s beneficiaries, as the case may be, in the Committee’s discretion, either entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock. The Deferred Portion of an award shall be contingently credited and payable to the participant over a deferred period and shall be credited with interest, rate of return, or other valuation as determined by the Committee. The Committee, in its discretion, shall determine the conditions upon, and method of, payment of such Deferred Portions and whether such payment will be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

In making the payment of an award in Common Stock hereunder, the cash equivalent of such Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the performance units shall be payable.

(7) Nontransferability of Awards and Designation of Beneficiaries. No award under this Section of the Plan shall be transferable by the participant other than by will or by the laws of descent and distribution, except that a participant may designate a beneficiary pursuant to the provisions hereof. If any participant or the participant’s beneficiary shall attempt to assign the participant’s rights under the Plan in violation of the provisions thereof, the Company’s obligation to make any further payments to such participant or the participant’s beneficiaries shall forthwith terminate.

A participant may name one or more beneficiaries to receive any payment of an award to which the participant may be entitled under the Plan in the event of the participant’s death, on a form to be provided by the Committee. A participant may change the participant’s beneficiary designation from time to time in the same manner. If no designated beneficiary is living on the date on which any payment becomes payable to a participant’s beneficiary, or if no beneficiary has been specified by the participant, such payment will be payable to the person or persons in the first of the following classes of successive preference:

(i) Widow or widower, if then living,

(ii) Surviving children, equally,

(iii) Surviving parents, equally,

(iv) Surviving brothers and sisters, equally,

(v) Executors or administrators

and the term “beneficiary” as used in the Plan shall include such person or persons.

(8) Retirement and Termination of Employment Other Than by Death or Disability. In the event of the Retirement prior to the end of an award period of a participant who has satisfied the one year employment requirement of Section 8(b)(4) with respect to an award prior to Retirement, or as otherwise determined by the Committee, the participant, or his estate, shall be entitled to a payment of such award at the end of the award period, pursuant to the terms of the Plan and the participant’s Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant’s Retirement occurs, bears to the total number of months in the award period, subject to the attainment of performance objectives associated with the award as certified by the Committee. The participant’s right to receive any remaining performance units or performance shares shall be canceled and forfeited.

Subject to Section 8(b)(6) hereof, the Performance Unit Agreement or Performance Share Agreement shall specify that the right to receive the performance units or performance shares granted to such participant shall be conditional and shall be canceled, forfeited and surrendered if the participant’s continuous employment with the Company shall terminate for any reason, other than the participant’s death, Disability or Retirement, prior to the end of the award period, or as otherwise determined by the Committee.

(9) Disability of Participant. For the purposes of any award, a participant who becomes Disabled shall be deemed to have suspended active employment by reason of Disability commencing on the date the participant becomes entitled to receive payments under a disability pay plan of the Company and continuing until the date the participant is no longer entitled to receive such payments. In the event a participant becomes Disabled during an award period, but only if the participant has satisfied the one year employment requirement of Section 8(b)(4) with respect to an award prior to becoming Disabled, or as otherwise determined by the Committee, upon the determination by the Committee of the extent to which an award has been earned pursuant to Section 8(b)(6), the participant shall be deemed to have earned that proportion (to the nearest whole unit) of the value of the performance units granted to the participant under such award as the number of months of the award period in which the participant was not Disabled bears to the total number of months in the award period, subject to the attainment of the performance objectives associated with the award as certified by the Committee. The participant’s right to receive any remaining performance units shall be canceled and forfeited.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

(10) Death of Participant. In the event of the death prior to the end of an award period of a participant who has satisfied the one year employment requirement with respect to an award prior to the date of death, or as otherwise determined by the Committee, the participant’s beneficiaries or estate, as the case may be, shall be entitled to a payment of such award upon the end of the award period, pursuant to the terms of the Plan and the participant’s Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant’s death occurs, bears to the total number of months in the award period. The participant’s right to receive any remaining performance units or performance shares shall be canceled and forfeited.

The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units or performance shares.

(11) Grant of Associated Option. If the Committee determines that the conditional grant of performance units or performance shares under the Plan is to be made to a participant in conjunction with the grant of a nonqualified stock option under the Plan, the Committee shall grant the participant an Associated Option under the Plan subject to the terms and conditions of this subsection (11). In such event, such award under the Plan shall be contingent upon the participant’s being granted such an Associated Option pursuant to which: (i) the number of shares the optionee may purchase shall initially be equal to the number of performance units or performance shares conditionally granted by the award, (ii) such number of shares shall be reduced on a one-share-for-one-unit or share basis to the extent that the Committee determines, pursuant to Section 8(b)(6) hereof, to pay to the participant or the participant’s beneficiaries the performance units or performance shares conditionally granted pursuant to the award, and (iii) the Associated Option shall be cancelable in the discretion of the Committee, without the consent of the participant, under the conditions and to the extent specified herein and in Section 8(b)(6) hereof.

If no amount is payable in respect of the conditionally granted performance units or performance shares, the award and such performance units or performance shares shall be deemed to have been canceled, forfeited and surrendered, and the Associated Option, if any, shall continue in effect in accordance with its terms. If any amount is payable in respect of the performance units or performance shares and such units or shares were granted in conjunction with an Associated Option, the Committee shall, within 30 days after the determination of the Committee referred to in the first sentence of Section 8(b)(6), determine, in its sole discretion, either:

(A) to cancel in full the Associated Option, in which event the value of the performance units or performance shares payable pursuant to Sections 8(b)(5) and (6) shall be paid or the performance shares shall be distributed;

(B) to cancel in full the performance units or performance shares, in which event no amount shall be paid to the participant in respect thereof and no shares shall be distributed but the Associated Option shall continue in effect in accordance with its terms; or

(C) to cancel some, but not all, of the performance units or performance shares, in which event the value of the performance units payable pursuant to Sections 8(b)(5) and (6) which have not been canceled shall be paid or the performance shares shall be distributed and the Associated Option shall be canceled with respect to that number of shares equal to the number of conditionally granted performance units or performance shares that remain payable.

Any action taken by the Committee pursuant to the preceding sentence shall be uniform with respect to all awards having the same award period. If the Committee takes no such action, it shall be deemed to have determined to cancel in full the award in accordance with clause (B) above.

     9. Restricted Stock: Restricted stock awards under the Plan shall consist of grants of shares of Common Stock of the Issuer subject to the terms and conditions hereinafter provided.

     (a) Grant of Awards: The Committee shall (i) select the officers and key employees to whom restricted stock may from time to time be granted, (ii) determine the number of shares to be covered by each award granted, (iii) determine the terms and conditions (not inconsistent with the Plan) of any award granted hereunder, and (iv) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of awards under the Plan.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     (b) Terms and Conditions of Awards: Any restricted stock award granted under the Plan shall be evidenced by a Restricted Stock Agreement executed by the Issuer and the recipient, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

(1) Number of Shares Subject to an Award: The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the Award.

(2) Restriction Period: The period of restriction applicable to each Award shall be established by the Committee but may not be less than one year, unless the Committee determines otherwise. The Restriction Period applicable to each Award shall commence on the Award Date.

(3) Consideration: Each recipient, as consideration for the grant of an award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such award, or as otherwise determined by the Committee, and any shares covered by such an award shall lapse if the recipient does not remain in the continuous employ of the Company for at least one year from the date of the granting of the award, except as otherwise determined by the Committee.

(4) Restriction Criteria: The Committee shall establish the criteria upon which the Restriction Period shall be based. Restrictions shall be based upon either or both of (i) the continued employment of the recipient or (ii) the attainment by the Company of one or more of the following measures of operating performance:

a.	Earnings	d.	Financial return ratios
b.	Revenue	e.	Total Shareholder Return
c.	Operating or net cash flows	f.	Market share.

The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. These targets may be based upon the total Company, one or more business units of the Company or a defined business unit which the executive has responsibility for or influence over.

In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be removed from the Award or the extent to which a participant’s right to receive an Award should be lapsed in cases where the performance criteria have not been met and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate.

     (c) Terms and Conditions of Restrictions and Forfeitures: The shares of Common Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(1) During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign restricted stock awarded under this Plan.

(2) Except as provided in Section 9(c)(1), or as the Committee may otherwise determine, the participant shall have all of the rights of a stockholder of the Issuer, including the right to vote the shares and receive dividends and other distributions provided that distributions in the form of stock shall be subject to the same restrictions as the underlying restricted stock.

(3) In the event of a participant’s Retirement, death or Disability prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 9(b)(3) with respect to an award prior to Retirement, death or Disability, or as otherwise determined by the Committee, the participant, or the participant’s estate, shall be entitled to receive that proportion (to the nearest whole share) of the number of shares subject to the Award granted as the number of months of the Restriction Period which have elapsed since the Award date to the date at which the participant’s Retirement, death or Disability occurs, bears to the total number of months in the Restriction Period. The participant’s right to receive any remaining shares shall be canceled and forfeited and the shares will be deemed to be reacquired by the Issuer.

(4) In the event of a participant’s Retirement, death, Disability or in cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time based restrictions with respect to all or part of such participant’s restricted stock.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

(5) Upon termination of employment for any reason during the Restriction Period, subject to the provisions of paragraph (3) above or in the event that the participant fails promptly to pay or make satisfactory arrangements as to the withholding taxes as provided in the following paragraph, all shares still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company.

(6) A participant may, at any time prior to the expiration of the Restriction Period, waive all rights to receive all or some of the shares of a restricted stock Award by delivering to the Company a written notice of such waiver.

(7) Notwithstanding the other provisions of this Section 9, the Committee may adopt rules which would permit a gift by a participant of restricted shares to members of the participant’s immediate family (spouse, parents, children, stepchildren, grandchildren or legal dependants) or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

(8) Any attempt to dispose of restricted stock in a manner contrary to the restrictions shall be ineffective.

     10. Deferred Stock Units: Deferred stock units under the Plan will consist of grants of the right to receive a payment based upon the value of the Common Stock subject to the terms and conditions hereinafter provided.

     (a) Grant of Awards: The Committee shall (i) select the officers and key employees to whom deferred stock units may from time to time be granted, (ii) determine the number of shares to be covered by each Award, (iii) determine the terms and conditions (not inconsistent with the Plan) of any Award, and (iv) prescribe the form of the agreement or other instrument necessary or advisable in the administration of Awards.
     (b) Terms and Conditions of Deferred Stock Units: Deferred stock units granted pursuant to the Plan shall be subject to the following restrictions and conditions:

(1) Any deferred stock unit granted under the Plan shall be evidenced by a Deferred Stock Unit Agreement executed by the Issuer and the recipient, in such form as the Committee shall approve. The Deferred Stock Unit Agreement shall specify: (i) the number of shares of Common Stock subject to the Award; (ii) the period of restriction applicable to the Award, if any; (iii) the criteria upon which any restrictions shall be based; and (iv) such additional terms and conditions not inconsistent with the Plan as the Committee deems appropriate.

(2) In the event of a participant’s Retirement, death, Disability or other termination, as specified by the Committee, the participant’s deferred stock units will be distributed in a lump sum payment or in such other manner as the Committee determines. The Committee shall determine whether payment shall be made in cash, Common Stock, or a combination of the two. Unless the Committee determines otherwise, payment will be equal to the number of deferred stock units multiplied by (i) the market value of a share of Common Stock at the time of the participant’s Retirement, death, Disability or termination, plus (ii) the sum of all dividends credited on a share of Common Stock during the period commencing on the date of the deferred stock unit award and ending on the date of the participant’s Retirement, death, Disability or termination.

(3) The Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time-based restrictions with respect to the deferred stock units of a participant who terminates employment during the Restriction Period due to Retirement, death, Disability or in cases of special circumstances.

(4) Deferred stock units are not transferable, except that a participant may designate a beneficiary to receive any amount payable with respect to deferred stock units on the participant’s death.

     11. Determination of Breach of Conditions: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company’s obligations in accordance with the provisions of the Plan shall be conclusive.

     12. Adjustment in the Event of Change in Stock: In the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalization, mergers, consolidations, stock splits, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, the aggregate number and class of shares subject to individual limits under the Plan, and the number, class and the price of shares subject to outstanding options and awards and the number of performance units and the dollar value of each unit shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     13. Taxes:

     (a) Each participant shall, no later than the Tax Date (as defined below), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Withholding Tax (as defined below) with respect to an option or award, and the Company shall, to the extent permitted by law, have the right to deduct such amount from any payment of any kind otherwise due to the participant. The Company shall also have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover the amount of any Withholding Tax, and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the participant. For purposes of the paragraph, the value of shares of Common Stock so retained or surrendered shall be the average of the high and low sales prices per share on the New York Stock Exchange composite tape on the date that the amount of the Withholding Tax is to be determined (the “Tax Date”) and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Company.
     (b) Notwithstanding the foregoing, if the stock options have been transferred, the optionee shall provide the Company with funds sufficient to pay such Withholding Tax. If such optionee does not satisfy the optionee’s tax payment obligation and the stock options have been transferred, the transferee may provide the funds sufficient to enable the Company to pay such taxes. However, if the stock options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Common Stock in order to pay such Withholding Tax.
     (c) The term “Withholding Tax” means the minimum required withholding amount applicable to the participant, including federal, state and local income taxes, Federal Insurance Contribution Act taxes and other governmental impost or levy.
     (d) Notwithstanding the foregoing, the participant shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or by requiring the Company to retain or to accept upon delivery thereof by the participant shares of Common Stock having a Fair Market Value sufficient to cover the amount of such Withholding Tax. Each election by a participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election shall be subject to the disapproval of the Committee.

     14. Change in Control: In the event an optionee’s employment with the Company terminates pursuant to a qualifying termination (as defined below) during the three (3) year period following a change in control of the Issuer (as defined below) and prior to the exercise of options granted under this Plan, all outstanding options shall become immediately fully vested and exercisable notwithstanding any provisions of the Plan or of the applicable Stock Option Agreement to the contrary.

     In addition, in the event of a change in control of the Issuer, the Committee may (i) determine that outstanding options shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and that outstanding awards shall be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), or (ii) take such other actions with respect to outstanding options and awards as the Committee deems appropriate.
     The following definitions shall apply for purposes of the Plan:
     (a) For the purpose of this Plan, a change in control shall be deemed to have occurred on the earlier of the following dates:

(1) The date any person (as defined in Section 14(d)(3) of the Exchange Act) shall have become the direct or indirect beneficial owner of twenty percent (20%) or more of the then outstanding common shares of the Issuer;

(2) The date the shareholders of the Issuer approve a merger or consolidation of the Issuer with any other corporation other than (i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior thereto continuing to represent at least 75% of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer in which no Person acquires more than 50% of the combined voting power of the Issuer’s then outstanding securities;

(3) The date the shareholders of the Issuer approve a plan of complete liquidation of the Issuer or an agreement for the sale or disposition by the Issuer of all or substantially all the Issuer’s assets;

(4) The date there shall have been a change in a majority of the Board of Directors of the Issuer within a two (2) year period beginning after the effective date of the Plan, unless the nomination for election by the Issuer’s shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two (2) year period.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     (b) For purposes of this Plan provision, a qualifying termination shall be deemed to have occurred under the following circumstances:

(1) A Company-initiated termination for reasons other than the employee’s death, Disability, resignation without good cause, willful misconduct or activity deemed detrimental to the interests of the Company, provided the optionee executes a general release and, where applicable, a non-solicitation and/or non-compete agreement with the Company;

(2) The optionee resigns with good cause, which includes (i) a substantial adverse alteration in the nature or status of the optionee’s responsibilities, (ii) a reduction in the optionee’s base salary or levels of entitlement or participation under any incentive plan, award program or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the optionee to relocate to a work location more than fifty (50) miles from the optionee’s work location prior to the change in control.

     15. Deferral Election: Notwithstanding the provisions of Section 13, any optionee or participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any stock option not transferred under the provisions of Section 7(b)(6) or stock appreciation rights.

     (a) Election Timing: The election to defer the delivery of the proceeds from any eligible award must be made at least six months prior to the date such award is exercised or at such other time as the Committee may specify. Deferrals will only be allowed for exercises which occur while the optionee or participant is an active employee of the Company. Any election to defer the delivery of proceeds from an eligible award shall be irrevocable as long as the optionee or participant remains an employee of the Company.
     (b) Stock Option Deferral: The deferral of the proceeds of stock options may be elected by an optionee subject to the Regulations established by the Committee. The proceeds from such an exercise shall be credited to the optionee’s deferred stock option account as the number of deferred share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock, which shall be credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock upon the termination of employment of the participant or at such other date as may be approved by the Committee over a period of no more than ten (10) years.
     (c) Stock Appreciation Right Deferral: Upon such exercise, the Company will credit the optionee’s deferred stock option account with the number of deferred share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the exercise price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock, which shall be credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock upon the termination of employment of the participant or at such other date as may be approved by the Committee over a period of no more than ten (10) years.
     (d) Accelerated Distributions: The Committee may, at its sole discretion, allow for the early payment of an optionee’s or participant’s deferred share units account in the event of an “unforeseeable emergency” or in the event of the death or Disability of the optionee or participant. An “unforeseeable emergency” is defined as an unanticipated emergency caused by an event beyond the control of the optionee or participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Regulations established under the Code. Additionally, the Committee may use its discretion to cause deferred share unit accounts to be distributed when continuing the deferral program is no longer in the best interest of the Company.
     (e) Assignability: No rights to deferred share unit accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an optionee or participant may designate a beneficiary pursuant to any rules established by the Committee.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     16. Amendment of the Plan: The Board of Directors may amend or suspend the Plan at any time and from time to time; provided, however, that the Board of Directors shall not amend the Plan without shareholder approval if such approval is required in order to comply with Section 162(m) or 422 of the Code or other applicable law, or to comply with applicable stock exchange requirements. A termination or amendment of the Plan that occurs after an option or award is granted shall not materially impair the rights of an optionee or participant unless the optionee or participant consents in writing. Notwithstanding the foregoing, if an option has been transferred in accordance with Section 7(b)(6), written consent of the transferee (and not the optionee) shall be necessary to alter or impair any option or award previously granted under the Plan.

     17. Miscellaneous:

     (a) By accepting any benefits under the Plan, each optionee or participant and each person claiming under or through such optionee or participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other Committee appointed by the Board.
     (b) No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any option, or stock appreciation right or award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with.
     (c) Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property.
     (d) Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company to dismiss or discharge any employee at any time.

     18. Term of the Plan: The Plan is effective as of August 6, 2001. The Plan shall expire on the day before the fifth anniversary of the effective date of the Plan, unless suspended or discontinued earlier by action of the Board of Directors. The expiration of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them or the rights of participants under awards theretofore granted to them, and all unexpired options and awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

     19. Employees Based Outside of the United States: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of options granted to employees who are employed outside the United States, (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (iv) grant to employees employed in countries wherein the granting of stock options is impossible or impracticable, as determined by the Committee, stock appreciation rights with terms and conditions that, to the fullest extent possible, are substantially identical to the stock options granted hereunder.

     20. Grants in Connection with Corporate Transactions and Otherwise: Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including grants to employees thereof who become employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a grant to an employee of another corporation who becomes an employee of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for an option or award granted by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants. Any options or awards that are converted into Company options or awards as a result of a merger or acquisition will not count against the limitations provided under Section 3.

     21. Governing Law: The validity, construction, interpretation and effect of the Plan and agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Indiana, without giving effect to the conflict of laws provisions thereof.

     22. Repricing of Options: Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company’s stockholders, or (b) pursuant to Section 12. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Appendix C
ZIMMER HOLDINGS, INC.
EXECUTIVE PERFORMANCE INCENTIVE PLAN

     1. Purpose: The purpose of the Executive Performance Incentive Plan (the “Plan”) is to promote the interests of Zimmer Holdings, Inc. (the “Company”) and its stockholders by providing additional compensation as incentive to certain key executives of the Company and its Subsidiaries and Affiliates who contribute materially to the success of the Company and such Subsidiaries and Affiliates.

     2. Definitions: The following terms when used in the Plan shall, for the purposes of the Plan, have the following meanings:

     (a) “Affiliate” shall mean any entity in which the Company has an ownership interest of at least 20%.
     (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (c) “Company” shall mean Zimmer Holdings, Inc., its Subsidiaries and Affiliates.
     (d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (e) “Retirement” shall mean termination of the employment of an employee with the Company or a Subsidiary or Affiliate on or after

(i) the employee’s 65th birthday or
(ii) the employee’s 55th birthday having completed 10 years of service with the Company.
     (f) “Subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” in Section 424 of the Code.

     3. Administration: The Plan shall be administered under the supervision of the Board of Directors of the Company (the “Board”) which may exercise its powers, to the extent herein provided, through the agency of a Compensation and Management Development Committee (the “Committee”) which shall be appointed by the Board. The Committee shall consist of not less than two (2) members of the Board who meet the definition of “outside directors” under the provisions of Section 162(m) of the Code and the definition of “non-employee directors” under the provisions of the Exchange Act or the regulations or rules promulgated thereunder.

     The Committee, from time to time, may adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The Committee may alter, amend or revoke any Regulation adopted. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board, be final and conclusive.
     The Committee may delegate its responsibilities for administering the Plan to a committee of key executives as the Committee deems necessary. Any Awards under the Plan to members of this committee and to such other of the Participants as may be determined from time to time by the Board or the Committee shall be referred to the Committee or Board for approval. However, the Committee may not delegate its responsibilities under the Plan relating to any executive who is subject to the provisions of Section 162(m) of the Code or in regard to the issuance of any stock under Section 6(c).

     4. Participation: “Participants” in the Plan shall be such key executives of the Company as may be designated by the Committee to participate in the Plan with respect to each fiscal year.

     5. Performance Incentive Awards:

     (a) For each fiscal year of the Company, the Committee shall determine:

(i) The Company, Subsidiaries and/or Affiliates to participate in the Plan for such fiscal year.
(ii) The names of those key executives whom it considers should participate in the Plan for such fiscal year.
(iii) The basis(es) for determining the amount of the Awards to such Participants, including the extent, if any, to which payment of all or part of an Award will be dependent upon the attainment by the Company or any Subsidiary or Affiliate or subdivision thereof of any specified performance goal or objective. Performance criteria for Awards under the Plan may include one or more of the following operating performance measures:

a.	Earnings	d.	Financial return ratios
b.	Revenue	e.	Total Shareholder Return
c.	Operating or net cash flows	f.	Market share

For any Participant not subject to Section 162(m) of the Code, other performance measures or objectives, whether quantitative or qualitative, may be established.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

The Committee shall establish the specific targets for the selected measures. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index.
(iv) Whether a percentage of an Award shall be deferred or whether a Participant may request the Committee to approve deferred payment of a percentage (not less than 25%) of an Award (the “Deferred Portion”). Any Award or portion of Award of which the Committee does not require deferral or the Participant does not request deferral shall be paid subject to the provisions of Section 6 (the “Current Portion”). Any Award which includes a Deferred Portion shall be subject to the terms and conditions stated in Section 10 and in any Regulations established by the Committee.

     (b) At any time after the commencement of a fiscal year for which Awards have been determined, but prior to the close thereof, the Committee may, in its discretion, eliminate or add Participants, or increase or decrease the Award of any Participant; but the Committee may not alter any election made relative to establishing a Deferred Portion of an Award. Any changes or additions with respect to Awards of members of any committee established to oversee the Plan shall be referred to the Board or Committee, as appropriate, for approval.

     6. Payment of Current Portion of Performance Incentive Awards:

     (a) Subject to such forfeitures of Awards and other conditions as are provided in the Plan, the Awards made to Participants shall be paid to them or their beneficiaries as follows:

(i) As soon as practicable after the end of the fiscal year, the Committee shall determine the extent to which Awards have been earned on the basis of the actual performance in relation to the established performance objectives as established for that fiscal year. Such Awards are only payable to the extent that the Participants have performed their duties to the satisfaction of the Committee.
(ii) While no Participant has an enforceable right to receive a Current Portion until the end of the fiscal year as outlined in (i) above, payments on account of the Current Portion may be provisionally made in accordance with the Regulations, based on tentative estimates of the amount of the Award. A Participant shall be required to refund any portion or all of such payments in order that the total payments may not exceed the Current Portion as finally determined, or if the Participant shall forfeit his or her Award for any reason during the fiscal year.
     (b) There shall be deducted from all payments of Awards any taxes required to be withheld by any government entity and paid over to any such government in respect of any such payment. Unless otherwise elected by the Participant, such deductions shall be at the established withholding tax rate. Participants may elect to have the deduction of taxes cover the amount of any applicable tax (the amount of withholding tax plus the incremental amount determined on the basis of the highest marginal tax rate applicable to such Participant).
     (c) Form of Payment. The Committee shall determine whether payment with respect to the Current Portion of an Award, or to the payment of a Deferred Portion made under the provisions of Section 10, shall be made entirely in cash, entirely in Common Stock of the Company, or partially in cash and partially in Common Stock. Further, if the Committee determines that payment should be made in the form of Restricted Shares of Common Stock of the Company, the Committee shall designate the restrictions which will be placed upon the Common Stock and the duration of those restrictions. For any fiscal year, the Committee may not cause Awards to be made under this provision which would result in the issuance, either on a current or restricted basis, of more than three-tenths of one percent of the number of shares of Common Stock of the Company issued and outstanding as of January 1 of the fiscal year relating to the payment.

     7. Maximum Payments under the Plan: Payments under the Plan shall be subject to the following maximum levels.

     (a) Total Payments. The total amount of Awards paid under the Plan relating to fiscal year may not exceed two and one-half percent of the pretax earnings for the Company in that fiscal year.
     (b) Maximum Individual Award. The maximum amount which any individual Participant may receive relating to any fiscal year may not exceed 0.625 percent of the pretax earnings for the Company in that fiscal year.

     8. Conditions Imposed on Payment of Awards: Payment of each Award to a Participant or to the Participant’s beneficiary shall be subject to the following provisions and conditions:

     (a) Rights to Awards. No Participant or any person claiming under or through the Participant shall have any right or interest, whether vested or otherwise, in the Plan or in any Award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Regulations that effect such Participant or such other person shall have been complied with. Nothing contained in the Plan or in the Regulations shall require the Company to segregate or earmark any cash, shares or stock or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and power of the Company or of any Subsidiary or Affiliate to dismiss and/or discharge any employee at any time.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     (b) Assignment or Pledge of Rights of Participant. No rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that a Participant may designate a beneficiary pursuant to the provisions of Section 9 hereof.

     (c) Rights to Payments. No absolute right to any Award shall be considered as having accrued to any Participant prior to the close of the fiscal year with respect to which an Award is made and then such right shall be absolute only with respect to any Current Portion thereof; the Deferred Portion will continue to be forfeitable and subject to all of the conditions of the Plan. No Participant shall have any enforceable right to receive any Award made with respect to a fiscal year or to retain any payment made with respect thereto if for any reason (death included) the Participant, during such entire fiscal year, has not performed their duties to the satisfaction of the Company.

     9. Designation of Beneficiary: A Participant may name a beneficiary to receive any payment to which the Participant may be entitled under the Plan in the event of their death, on a form to be provided by the Committee. A Participant may change their beneficiary from time to time in the same manner.

     If no designated beneficiary is living on the date on which any payment becomes payable to a Participant’s beneficiary, such payment will be payable to the person or persons in the first of the following classes of successive preference:

(a) Widow or Widower, if then living
(b) Surviving children, equally
(c) Surviving parents, equally
(d) Surviving brothers and sisters, equally
(e) Executors or administrators
and the term “beneficiary” as used in the Plan shall include such person or persons.

     10. Deferral of Payments: Any portion of an Award deemed the Deferred Portion under Section 5(a)(iv) shall be subject to the following:

     (a) The Committee will, in its sole discretion, determine whether or not a Deferred Portion may be elected by the Participant under an Award or if a Deferred Portion shall be required. If a Deferred Portion election is permitted for an Award, the Committee will establish guidelines regarding the date by which such deferral election by the Participant must be made in order to be effective.
     (b) Concurrent with the establishment of a Deferred Portion for any Award, the Participant shall determine, subject to the approval of the Committee, the portion of any Participant’s Deferred Portion that is to be valued by reference to the Performance Incentive Fixed Income Fund (hereinafter referred to as the “Fixed Income Fund”), the portion that is to be valued by reference to the Performance Incentive Equity Fund (hereinafter referred to as the “Equity Fund”), the portion that is to be valued by reference to the Performance Incentive Company Stock Fund (hereinafter referred to as the “Stock Fund”) and the portion that shall be valued by reference to any other fund(s) which may be established by the Committee for this purpose.
     (c) Prior to the beginning of each fiscal year, the Committee shall determine if the Fund(s) used to value the account of any Participant may be changed from the Fund currently used to any other Fund established for use under this Plan. Any such determination relating to an individual who is making determinations under this subsection (c), shall be referred to the Board (or such Committee of the Board as may be designated by the Board) for approval.
     (d) Payment of the total amount of a Participant’s Deferred Portions shall be made to the Participant, or, in case of the death of the Participant prior to the commencement of payments on account of such total amount, to the Participant’s beneficiary, in installments commencing as soon as practical after the Participant shall cease, by reason of death or otherwise, to be an employee of the Company, in case of the death of any Participant after the commencement payments on account of the total of the Deferred Portions, the then remaining unpaid balance thereof shall continue to be paid in installments, at such times and in such manner as if such Participant were living, to the beneficiary(ies) of the Participant. However, the Committee shall possess absolute discretion to accelerate the time of payment of any remaining unpaid balance of the Deferred Portions to any extent that it shall deem equitable and desirable under circumstances where the Participant at the time of payment shall no longer be an employee of the Company or shall have died.
     (e) Conduct of Participant Following Termination of Employment. If, following date on which a Participant shall cease to be an employee of the Company, the Participant shall at any time either discloses to unauthorized persons confidential information relative to the business of any of the Company or otherwise act or conduct themselves in a manner which the Committee shall determine is inimical or contrary to the best interest of the Company, the Company’s obligation to make any further payment on account of the Deferred Portions of such Participant shall forthwith terminate.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     (f) Assignment of Rights by Participant or Beneficiary. If any Participant or beneficiary of a Participant shall attempt to assign their rights under the Plan in violation of the provisions thereof, the Company’s obligation to make any further payments to such Participant or beneficiary shall forthwith terminate.

     (g) Determination of Breach of Conditions. The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company’s obligation in accordance with the foregoing provisions of this paragraph 10 shall be conclusive.
     (h) Fund Composition and Valuation. Deferred Portions of Awards under the Plan shall be valued and maintained as follows:

(i) In accordance with the provisions, and subject to the conditions, of the Plan and the Regulations, the Deferred Portion as established by the Committee shall be valued in reference to the Participant’s account(s) in the Equity Fund, in the Fixed Income Fund, in the Company Stock Fund, and in any other Fund established under this Plan. Account balances shall be maintained as dollar values, units or share equivalents as appropriate based upon the nature of the fund. For unit or share-based funds, the number of units or shares credited shall be based upon the established unit or share value as of the last day of the quarter preceding the crediting of the Deferred Portion.
(ii) Investment income credited to Participants’ accounts under the Fixed Income Fund shall be determined by the Committee based upon the prevailing rates of return experienced by the Company. The investment income credited to Participants under the Equity Fund shall be established based upon an established market index reflecting the rate of return on equity investments. The Company shall advise Participants of the specific measures used and the current valuations of these Funds as appropriate to facilitate deferral decisions, investment choices and to communicate payout levels. The Company Stock Fund shall consist of units valued as one share of Common Stock of the Company (par value $.01).
(iii) Nothing contained in the Fund definitions in subparagraphs 10(h)(i) and 10(h)(ii) above shall require the Company to segregate or earmark any cash, shares, stock or other property to determine Fund values or maintain Participant account levels.
(iv) Alternative Funds. The establishment of the “Fixed Income Fund,” the “Equity Fund” and the “Stock Fund” as detailed in subparagraphs (i) and (ii) of this paragraph shall not preclude the right of the Committee to direct the establishment of additional investment funds (“Funds”).
In establishing such funds, the Committee shall determine the criteria to be used for determining the value of such Funds.
     (i) Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant’s Deferred Portion(s) in the event of an “unforeseeable emergency”. An “unforeseeable emergency” is defined as an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with all rules and regulations established under the Code.

     11. Miscellaneous:

     (a) By accepting any benefits under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board.
     (b) Any action taken or decision made by the Company, the Board, the Committee, or any other committee appointed by the Board arising out of or in connection with the construction, administration, interpretation or effect of the Plan or of the Regulations shall lie within its absolute discretion, as the case may be, and shall be conclusive and binding upon all Participants and all persons claiming under or through any Participation.
     (c) No member of the Board, the Committee, or any other committee appointed by the Board shall be liable for any act or failure to act of any other member, or of any officer, agent or employee of such Board or Committee, as the case may be, or for any act or failure to act, except on account of their own acts done in bad faith. The fact that a member of the Board shall then be, shall theretofore have been or thereafter may be a Participant in the Plan shall not disqualify such person from voting at any time as a director with regard to any matter concerning the Awards, or in favor of or against any amendment or alteration of the Plan, provided that such amendment or alteration shall provide no benefit for directors as such and provided that such amendment or alteration shall be of general application.
     (d) The Board, the Committee, or any other committee appointed by the Board may rely upon any information supplied to them by any officer of the Company or any Subsidiary and may rely upon the advice of counsel in connection with the administration of the Plan and shall be fully protected in relying upon information or advice.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     (e) Notwithstanding anything to the contrary in the Plan, neither the Board nor the Committee shall have any authority to take any action under the Plan where such action would affect the Company’s ability to account for any business combination as a “pooling of interests.”

     12. Amendment or Discontinuance: The Board may alter, amend, suspend or discontinue the Plan, but may not, without approval of the holders of a majority of the Company’s Common Stock make any alteration or amendment thereof which would permit the total payments under the Plan for any year to exceed the limitations provided in paragraph 7 hereof or to allow for the issuance of Company Common Stock in excess of the limitation provided in paragraph 6(c).

     13. Effective Date: The Plan will be effective on August 6, 2001.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

Appendix D
ZIMMER HOLDINGS, INC.
TEAMSHARE STOCK OPTION PLAN

     1. Purpose: The purpose of the Zimmer Holdings, Inc. TeamShare Stock Option Plan (the “Plan”) is to advance the interests of Zimmer Holdings, Inc. and its Subsidiaries and Affiliates by giving substantially all Employees a stake in the Company’s future growth, in the form of stock options, thereby improving such Employees’ long-term incentives and aligning their interests with those of the Company’s shareholders.

     2. Definitions: For purposes of this Plan:

     (a) “Affiliate” shall mean any entity in which the Company has an ownership interest of more than 50%.
     (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (c) “Common Stock” shall mean the Company’s common stock.
     (d) “Company” shall mean Zimmer Holdings, Inc.
     (e) “Disability” or “Disabled” shall mean qualifying for and receiving payments under a long-term disability pay plan maintained by the Company or any Subsidiary or Affiliate or as required by or available under applicable local law.
     (f) “Employee” shall mean any individual employed by the Company or any Subsidiary or Affiliate, excluding leased employees within the meaning of Section 414(n) of the Code and key executives of the Company or any of its Subsidiaries or Affiliates. Employee shall also exclude any person who performs services for the Company if the Company treats the person for tax or labor law purposes as an independent contractor. If such person is subsequently determined to be an employee of the Company by the Internal Revenue Service or any other federal, state or local governmental agency or competent court of authority, such person will become an Employee on the date that this determination is finally adjudicated or otherwise accepted by the Company as long as he or she meets the other requirements of this Section 2(f). Such person shall not, under any circumstances, be treated as an Employee for the period of time during which the Company treated the person as an independent contractor for federal tax purposes even if the determination of the employee status has retroactive effect. In addition, any person who performs services for the Company, regardless of whether such person is an employee or independent contractor, shall not be an Employee for any period of time during which he or she has agreed in writing that he or she is not entitled to participate in the Company’s employee benefit plans.
     (g) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (h) “Fair Market Value” shall mean the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange composite tape on the date of measurement or on any date as determined by the Committee, or if there were no trades on such date, on the day on which a trade occurred next preceding such date.
     (i) “Retirement” and “Retire” shall mean termination of the employment of an Employee with the Company or any Subsidiary or Affiliate on or after (i) the Employee’s 65th birthday or (ii) the Employee’s 55th birthday if the Employee has completed 10 years of service with the Company, its Subsidiaries and its Affiliates. For the purposes of this Section 2(i) and all other purposes of this Plan, Retirement shall also mean termination of employment of an Employee with the Company or a Subsidiary or Affiliate for any reason (other than the Employee’s death, disability, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the Employee’s age plus years of service (rounded up to the next higher whole number) equals at least 70 and the Employee has completed 10 years of service with the Company, its Subsidiaries and its Affiliates and, where applicable, the Employee has executed a general release, a covenant not to compete and/or a covenant not to solicit. For purposes of this Plan, service with Bristol-Myers Squibb and its subsidiaries and affiliates before the Effective Date shall be included as service with the Company.
     (j) “Subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” in Section 424 of the Code.

     3. Shares Available for Options: The amount of shares of the Company’s stock which may be issued for options granted under the Plan shall not exceed 3,000,000 shares, subject to adjustment under Section 10 hereof. If and to the extent options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such options shall again be available for purposes of the Plan. Options granted under Sections 6 and 17 of the Plan shall not count against the foregoing limitation, to the extent provided in Sections 6 and 17. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     4. Administration: The Plan shall be administered under the supervision of the Board of Directors of the Company, which may exercise its powers, to the extent herein provided, through the agency of the Compensation and Management Development Committee (the “Committee”), which shall be appointed by the Board of Directors of the Company and shall consist of not less than two (2) directors who shall serve at the pleasure of the Board. In addition, the Board of Directors or the Committee may delegate in writing any or all of its authority hereunder to one or more other committees or subcommittees, and the initial grants to be made at the time of the spin-off of the Company’s stock from Bristol-Myers Squibb Company may be made by the Compensation and Management Development Committee of the Board of Directors of Bristol-Myers Squibb Company. To the extent that the Board of Directors or a committee administers the Plan, references to the Committee shall mean the Board of Directors or such committee.

     The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.
     The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

     5. Eligibility: An option may be granted to an Employee who is actively employed with the Company or any Subsidiary or Affiliate on the grant date provided the Employee regularly works or is anticipated to regularly work at least 1,000 hours in a twelve (12) consecutive month period.

     The adoption of this Plan shall not be deemed to give any Employee any right to be granted an option to purchase Common Stock of the Company, except to the extent and upon such terms and conditions as may be determined by the Committee.

     6. Grants as of Effective Date:

     (a) On the effective date of the Plan, the Company shall assume from Bristol-Myers Squibb Company options granted under the Bristol-Myers Squibb Company TeamShare Stock Option Plan that are in effect immediately before the effective date of this Plan with respect to employees of the Company and its Subsidiaries and Affiliates (the “Prior Options”). Except as described below, the terms of the Bristol-Myers Squibb Company TeamShare Stock Option Plan and the option agreements in effect pursuant to the Bristol-Myers Squibb Company TeamShare Stock Option Plan will continue to govern the Prior Options. However, as a result of the assumption, the Prior Options will be converted into options with respect to the Common Stock of the Company, and the number of shares and the exercise price will be adjusted to reflect the spin-off of the Company from Bristol-Myers Squibb Company. On and after the spin-off date, references in the option and award agreements to Bristol-Myers Squibb will mean the Company. Any shares of the Company’s Common Stock that are subject to options pursuant to the Prior Options will be issued under this Plan but will not be counted against the limitations provided under Section 3 of the Plan. The Committee will administer the Prior Options, as converted into options to purchase Common Stock of the Company.
     (b) As an alternative, the Committee may determine, as a result of certain laws, rules or regulations in countries outside the United States, not to have the Company assume certain Prior Options.

     7. Stock Options: Stock options under the Plan shall consist of nonqualified stock options. Each option shall be subject to the following terms and conditions:

     (a) Grant of Options. The Committee shall (1) determine the date(s) on which options may be granted, (2) select the Employees to whom options may be granted or offered subject to collective bargaining where required, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or on the shares of Common Stock issuable upon exercise thereof), and (5) prescribe the form of the instruments necessary or advisable in the administration of options.
     (b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan. Unless the Optionee rejects such Stock Option Agreement in writing, the Optionee shall be deemed to have accepted the Stock Option Agreement and shall be bound by all of the terms and conditions of the Stock Option Agreement and the Plan.

(1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement.
(2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value in U.S. dollars of a share of Common Stock on the date of the grant of the option, except as provided in Section 6, 12 or 17.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

(3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.
(4) Consideration. Each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.
(5) Exercise of Option.

(A) An option shall be exercised by delivering notice to the Company or its designee at such address and in such form as shall be designated by the Committee from time to time or pursuant to such other procedures that may be established by the Committee from time to time for the exercise of options.
(B) The Committee shall have the discretion to establish one or more methods, and the accompanying procedures, that an optionee may use to exercise and pay the option exercise price including, without limitation, the designation of the brokerage firm or firms through which exercises shall be effected. At its discretion, the Committee may modify or suspend any method or procedure for the exercise or payment of stock options.
(C) The option exercise price shall be paid in full at the time of exercise, and the Company shall require the optionee to pay the Company at the time of exercise the amount of tax required to be withheld by the Company under applicable foreign, federal, state and local withholding tax laws. This payment may be in paid in U.S. dollars or in any other manner that the Committee in its sole discretion approves including, without limitation, the withholding of shares of Common Stock that would otherwise be distributed; provided, however, in no event may shares of Common Stock be withheld in an amount that exceeds the Company’s minimum applicable withholding tax obligation for federal (including FICA), state, foreign and local tax liabilities with respect to the optionee.
(D) Except as provided in subsections (7), (8), (9), and (10), an optionee must be an Employee at the time of exercise of an option.
(E) Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, allow the exercise of a lapsed grant if the Committee determines that: (i) the lapse was solely the result of the Company’s inability to execute the exercise of an option award due to conditions beyond the Company’s control and (ii) the optionee made valid and reasonable efforts to exercise the award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

(6) Nontransferability of Options. No option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the optionee’s lifetime, only by the optionee.
(7) Termination. An optionee who terminates employment with the Company or any Subsidiary or Affiliate (other than by Retirement, Disability or death) may exercise the vested portion of such option (as such vesting is set forth in the Stock Option Agreement), until the earlier of three months from the optionee’s termination date or the expiration of the option period set forth therein. In the case of an optionee who terminates employment prior to the full vesting of the award, the unvested portion of the option will lapse unless the Committee has exercised its discretionary authority to accelerate the vesting of all or part of such option.
If an optionee is laid off or granted a leave of absence under a policy of the Company or any Subsidiary or Affiliate, the optionee’s absence from work shall be treated as though the optionee remained in the employ of the Company, Subsidiary or Affiliate, provided that (i) in the case of a leave of absence, the optionee returns to work at the end of the approved period of absence and (ii) in the case of a layoff, the optionee returns to work within twelve months of the date the period of layoff commenced. An optionee who does not return to work as set forth above shall be treated as if the optionee’s employment terminated effective as of (i) the date the optionee was scheduled to return to work, in the case of an approved leave of absence and (ii) the expiration of the twelve month period, in the case of an optionee who is laid off.
(8) Retirement. If an optionee shall cease to be employed by the Company on account of Retirement after the optionee has been continuously employed for one year or more after the grant of the option, or as otherwise determined by the Committee, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment, unless otherwise determined by the Committee, and the option shall remain exercisable for the remainder of the option period set forth therein.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

(9) Disability. An optionee who ceases to be actively employed by reason of Disability shall be treated as though the optionee remained in the employ of the Company or a Subsidiary or Affiliate until the earlier of (i) cessation of payments under a disability pay plan of the Company, Subsidiary or Affiliate, (ii) the optionee’s death, or (iii) the optionee’s 65th birthday.
(10) Death. In the event of the death of the optionee

(A) while in the employ of the Company or of any of its Subsidiaries or Affiliates and provided the optionee shall have been continuously employed for one year after the granting of the option, the option shall be exercisable immediately by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, but in no event after the expiration of the option period set forth therein,
(B) while in the employ of the Company or a Subsidiary or Affiliate but before the first anniversary of the grant, the option will immediately lapse,
(C) after Retirement, as defined in Section 2(i), and provided the optionee shall have been continuously employed for one year after the granting of the option, the option shall be exercisable immediately by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, but in no event after the expiration of the option period set forth therein,
(D) after termination, but within the three month period indicated in Section 7(b)(7), and provided the optionee shall have been continuously employed for three years after the granting of the option, the option shall be exercisable immediately by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, until the earlier of one year from the date of death or the expiration of the option period set forth therein.
In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee’s estate or the proper legatees or distributees thereof.

(11) Optionees who become Subject to Section 16 of the Exchange Act. If, subsequent to the grant date, an optionee becomes subject to Section 16 of the Exchange Act, the option and all rights of the optionee thereunder, shall terminate effective as of the day prior to such designation.

     8. Change in Control: In the event of a change in control of the Company prior to the exercise of options granted under this Plan, but after the optionee has completed one year of continuous employment subsequent to the date of the granting of an option, all outstanding options shall become immediately fully vested and exercisable notwithstanding any provisions of the Plan to the contrary.

     In addition, in the event of a change in control of the Company, the Committee may (i) determine that outstanding options shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation) or (ii) take such other actions with respect to outstanding options as the Committee deems appropriate.
     For the purpose of this Plan, a change in control shall be deemed to have occurred on the earlier of the following dates:

The date any entity or person (including a “group” as defined in Section 13(d)(3) of the Exchange Act) shall have become the beneficial owner of, or shall have obtained voting control over, twenty percent (20%) or more of the outstanding common shares of the Company;
(a) The date the shareholders of the Company approve a definitive agreement (i) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any common shares of the Company would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of common shares immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (ii) to sell or otherwise dispose of substantially all the assets of the Company; or
(b) The date there shall have been a change in a majority of the Board of Directors of the Company within a twelve (12) month period beginning after the effective date of the Plan, unless the nomination for election by the Company’s shareholders of each new director was approved by the vote of three-fourths of the directors then still in office who were in office at the beginning of the twelve (12) month period.

     9. Determination of Breach of Conditions: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company’s obligations in accordance with the provisions of the Plan shall be conclusive.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     10. Adjustment in the Event of Change in Stock: In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, stock splits, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, the number, class and the price of shares subject to outstanding options shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     11. Taxes: In connection with the transfer of shares of Common Stock to an optionee (or at such earlier date as may be required by local law), the Company may require the optionee to pay the amount required by any applicable governmental entity to be withheld or otherwise deducted and paid with respect to such transfer. Subject to Section 12 hereof, an optionee shall satisfy the obligation to pay withholding tax by providing the Company with funds (in U.S. dollars) sufficient to enable the Company to pay such Withholding Tax, or at the Company’s discretion, the Company may retain or accept upon delivery thereof by the optionee shares of Common Stock sufficient in value to cover the amount of such withholding tax; provided that shares may not be withheld in excess of the Company’s minimum applicable withholding tax for federal (including FICA), state, foreign and local tax liabilities with respect to the optionee.

     12. Employees Based Outside of the United States: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates and its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any options granted to Employees who are employed outside the United States, (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (iv) grant to Employees employed in countries wherein the granting of stock options is impossible or impracticable, as determined by the Committee, stock appreciation rights with terms and conditions that, to the fullest extent possible, are substantially identical to the stock options granted hereunder. In addition, the Committee may grant such stock appreciation rights to individuals who provide services to the Company and who otherwise would be characterized as employees, but who are not permitted to be Employees of the Company pursuant to local laws of the country wherein the workers are employed.

     13. Amendment of the Plan: The Board of Directors may amend or suspend the Plan at any time and from time to time. No such amendment of the Plan may, however, without the written consent of the optionee, alter or impair any option.

     14. Miscellaneous: By accepting any benefits under the Plan, each optionee and each person claiming under or through such optionee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board. No participant or any person claiming under or through him or her shall have any right or interest, whether vested or otherwise, in the Plan or in any option thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with. Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company or any of its Subsidiaries or Affiliates to dismiss and/or discharge any Employee at any time.

     15. Conditions: The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any option granted under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any governmental regulatory body, (iii) the obtaining of any consent or approval or other clearance from any governmental agency, which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any caused by a delay in making such payment) incurred by reason of the exercise of any option granted under the Plan or the transfer of shares thereupon.

     16. Term of the Plan: The Plan shall become effective as of August 6, 2001 by action of the Board of Directors. The Plan shall terminate on the date that is five years after the effective date of the Plan, or at such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

ZIMMER HOLDINGS, INC.	2003 PROXY STATEMENT

     17. Grants in Connection with Corporate Transactions and Otherwise: Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including grants to employees thereof who become employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a grant to an employee of another corporation who becomes an employee of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for an option or award granted by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants. Any options that are converted into Company options as a result of a merger or acquisition will not count against the limitations provided under Section 3.

     18. Governing Law: This Plan, and the validity and construction of any options granted hereunder, shall be governed by the laws of the State of Indiana.

     19. Repricing of Options: Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company’s stockholders, or (b) pursuant to Section 10. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

ZIMMER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Raymond Elliott, Sam R. Leno and David C. Dvorak, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of the company to be held at the Chicago Marriott Downtown, 540 North Michigan Avenue, Chicago, Illinois, on Tuesday May 13, 2003 at 9:00 A.M., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2003

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5 and 6. The full text of the proposals and the position of the Board of Directors on each appears in the Proxy Statement and should be reviewed prior to voting.

ADDRESS CHANGE/COMMENTS

IMPORTANT YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY

# FOLD AND DETACH PROXY CARD HERE #

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4 and “AGAINST” Proposals 5 and 6.	Please mark your votes as☒ indicated in this example

		FOR	WITHHELD
1.	ELECTION OF DIRECTORS 01 A. A. White	[ ]	[ ]

		FOR	AGAINST	ABSTAIN
2.	Approval of 2001 Stock Incentive Plan	[ ]	[ ]	[ ]

3.	Approval of Executive Performance Incentive Plan	[ ]	[ ]	[ ]

4.	Approval of Amendment to TeamShare Plan	[ ]	[ ]	[ ]

5.	Approval of stockholder proposal relating to poison pills	[ ]	[ ]	[ ]

6.	Approval of stockholder proposal relating to expensing stock options	[ ]	[ ]	[ ]

I consent to view future annual reports and proxy statements on line	[ ]

Mark this box if you have more than one account and want to discontinue receiving multiple copies of future annual reports	[ ]

I plan to attend the Annual Meeting	[ ]

I have noted an address change or comments on the reverse side of this card	[ ]

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR Items 1, 2, 3 and 4 and AGAINST Items 5 and 6.

Signature(s) _____________________________________________________	Date ____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
# FOLD AND DETACH PROXY CARD HERE #

YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

Vote by Internet at our Internet Address: http://www.eproxy.com/zmh
or

Call toll-free 1-800-435-6710 on a touch tone telephone and follow the voting instructions.
There is NO CHARGE to you for this call.
or

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE DO NOT RETURN THE ABOVE CARD IF YOU
VOTED BY THE INTERNET OR TELEPHONE.

ZIMMER HOLDINGS, INC.

PROXY VOTING INSTRUCTIONS

Bristol-Myers Squibb Company Savings and Investment Plan
Bristol-Myers Squibb Company Employee Incentive Savings Thrift Plan
Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program

To Trustee:

The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Annual Meeting of Stockholders of Zimmer Holdings, Inc. to be held on May 13, 2003, or any adjournments thereof, all full and fractional shares of Common Stock of Zimmer Holdings, Inc. credited to my account under the Plan or Program as indicated on the reverse side.

The enclosed Notice of the 2003 Annual Meeting and Proxy Statement is being provided to you as a participant in the Bristol- Myers Squibb Company Savings and Investment Plan, Bristol-Myers Squibb Company Employee Incentive Savings Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

Participants in any of the Plans who had funds invested in a Zimmer Holdings, Inc. Common Stock-based investment fund on the record date for the 2003 Annual Meeting may instruct the plan Trustee how to vote the shares attributable to their account by giving instructions via the Internet, by telephone or by returning a completed card by May 2, 2003. If you vote via the Internet or by telephone, there is no need to return this card. Shares of Common Stock for which no voting instructions are received by the Trustee by May 2, 2003 will be voted in the same proportion as the shares as to which it has received instructions.

Zimmer Holdings, Inc. urges you to vote TODAY

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *

IMPORTANT Your vote is important. Please vote your shares TODAY.

Please Help Us

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Zimmer Holdings, Inc., Attn.: Investor Relations, 345 East Main Street, Warsaw, Indiana 46580.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND “AGAINST” PROPOSALS 5 AND 6.

Please ☐ Mark Here for Address Change or Comments SEE REVERSE SIDE

		FOR	WITHHELD
1.	Election of Director 01 A.A. White	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approval of 2001 Stock Incentive Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval of Executive Performance Incentive Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Approval of amendment to TeamShare Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	Approval of stockholder proposal relating to poison pills	☐	☐	☐

		FOR	AGAINST	ABSTAIN
6.	Approval of stockholder proposal relating to expensing stock options	☐	☐	☐

Mark this box if you have more than one account and want to discontinue receiving multiple copies of future annual reports.				☐

I plan to attend the Annual Meeting.		☐

	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR Items 1, 2, 3 and 4 and AGAINST Items 5 and 6.

Signature	Signature	Date

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

* FOLD AND DETACH HERE *

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through
11pm Eastern Time on Friday, May 2, 2003

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/zmh		1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

EXHIBIT 1

ZIMMER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Raymond Elliott, Sam R. Leno and David C. Dvorak, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of the company to be held at the Chicago Marriott Downtown, 540 North Michigan Avenue, Chicago, Illinois on Tuesday, May 13, 2003, at 9:00 a.m., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2003

     When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST 5 and 6. The full text of the proposals and the position of the Board of Directors on each appears in the Proxy Statement and should be reviewed prior to voting.

IMPORTANT: YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *

You can now access your Zimmer Holdings, Inc. account online.

Access your Zimmer Holdings, Inc. shareholder account online via Investor ServiceDirect®(ISD).

Mellon Investor Services LLC, agent for Zimmer Holdings, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status

•	View certificate history

•	View book-entry information

•	View payment history for dividends

•	Make address changes

•	Obtain a duplicate 1099 tax form

•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The Confidentiality of your personal information is protected using secure socket layer (SSL) Technology.

•	SSN or Investor ID

•	PIN

•	Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access You are now ready to log in. To access your account please enter your:

•	SSN or Investor ID

•	PIN

•	Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•	Certificate History

•	Book-Entry Information

•	Issue Certificate

•	Payment History

•	Address Change

•	Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND “AGAINST” PROPOSALS 5 AND 6.

Please ☐ Mark Here for Address Change or Comments SEE REVERSE SIDE

1.	Election of Director 01 A.A. White	FOR ☐	WITHHELD ☐

2.	Approval of 2001 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of Executive Performance Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of amendment to TeamShare Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Approval of stockholder proposal relating to poison pills	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	Approval of stockholder proposal relating to expensing stock options	FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark this box if you have more than one account and want to discontinue receiving multiple copies of future annual reports.				☐

I plan to attend the Annual Meeting.		☐

	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR Items 1, 2, 3 and 4 and AGAINST Items 5 and 6.

Signature	Signature	Date

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

* FOLD AND DETACH HERE *

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through
11pm Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/zmh		1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

If you vote your proxy by internet or by telephone,
you do NOT need to mail back your proxy card.

EXHIBIT 1

ZIMMER HOLDINGS, INC.

PROXY VOTING INSTRUCTIONS
Zimmer Holdings, Inc. Savings & Investment Plan
Zimmer Puerto Rico Savings & Investment Plan

To Trustee:

The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Annual Meeting of Stockholders of Zimmer Holdings, Inc. to be held on May 13, 2003, or any adjournments thereof, all full and fractional shares of Common Stock of Zimmer Holdings, Inc. credited to my account under the Zimmer Holdings, Inc. Savings & Investment Plan and the Zimmer Puerto Rico Savings & Investment Plan as indicated on the reverse side.

The enclosed Notice of the 2003 Annual Meeting and Proxy Statement is being provided to you as a participant in the Zimmer Holdings, Inc. Savings & Investment Plan or the Zimmer Puerto Rico Savings & Investment Plan.

Participants in any of the Plans who had funds invested in a Zimmer Holdings, Inc. Common Stock-based investment fund on the record date for the 2003 Annual Meeting may instruct the plan Trustee how to vote the shares attributable to their account by giving instructions via the Internet, by telephone or by returning a completed card by May 2, 2003. If you vote via the Internet or by telephone, there is no need to return this card. Shares of Common Stock for which no voting instructions are received by the Trustee by May 2, 2003 will be voted in the same proportion as the shares as to which it has received instructions.

Zimmer Holdings, Inc. urges you to vote TODAY.

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *

Important Your vote is important. Please vote your shares TODAY.

Please Help Us

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Zimmer Holdings, Inc., Attn.: Investor Relations, 345 East Main Street, Warsaw, Indiana 46580.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND “AGAINST” PROPOSALS 5 AND 6.

Please ☐ Mark Here for Address Change or Comments SEE REVERSE SIDE

1.	Election of Director 01 A.A. White	FOR ☐	WITHHELD ☐

2.	Approval of 2001 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of Executive Performance Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of amendment to TeamShare Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Approval of stockholder proposal relating to poison pills	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	Approval of stockholder proposal relating to expensing stock options	FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark this box if you have more than one account and want to discontinue receiving multiple copies of future annual reports.				☐

I plan to attend the Annual Meeting.		☐

	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR Items 1, 2, 3 and 4 and AGAINST Items 5 and 6.

Signature	Signature	Date

Note: Please sign as name appears hereon. Joint Owners Should Each Sign. When Signing as Attorney, Executor, Administrator, Trustee or Guardian, Please Give Full Title as Such.

* FOLD AND DETACH HERE *

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through
11pm Eastern Time on Friday, May 2, 2003

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/zmh		1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

If you vote your proxy by internet or by telephone,
you do NOT need to mail back your proxy card.